UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21475

                             RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                                 Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Kathleen A. Gorman

50 South Sixth Street, Suite 2350

                                 Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612)-376-7128

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2018

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

Dear Shareholder:

Emerging markets (EM) equities delivered strong returns in the 12 months ended March 31, 2018. In particular, 2017 marked the strongest year for EM equities since 2009, with performance driven by a concentrated group of Chinese technology companies. In 2018 to date, we have seen a correction in broader equity markets, driven by concerns around rising interest rates and a pick-up in inflation in the U.S., as well as concerns around a trade war between the U.S. and China.

Portfolio Review – RBC Emerging Markets Equity Fund

For the 12-month period ended March 31, 2018, Class I shares of the RBC Emerging Markets Equity Fund delivered strong absolute returns (+20.81%), but underperformed the MSCI Emerging Markets Net Total Return USD Index (+24.93%).

The Fund’s relative underperformance was largely due to underweight positons in technology and China, which rallied strongly over the period. In particular, not owning Tencent or China Construction Bank detracted from relative returns.

Stock selection in South Africa as well as in the financials and consumer discretionary sectors helped compensate for some of these losses.

Portfolio Review – RBC Emerging Markets Small Cap Equity Fund

For the 12-month period ended March 31, 2018, Class I shares of the RBC Emerging Markets Small Cap Equity Fund delivered strong absolute returns (+16.89%), but underperformed the MSCI Emerging Markets Small Cap Net Total Return USD Index (+18.62%).

Strong stock selection in India and Indonesia added to performance, while stock selection in Taiwan and Brazil hurt relative returns.

At the sector level, stock selection in financials and utilities was a positive, while stock selection in consumer staples and an underweight to healthcare detracted from returns.

Portfolio Review – RBC Emerging Markets Value Equity Fund

Since the Fund’s inception on February 9, 2018, the Fund has delivered a total return of 1.90% (Class I) for the period ended March 31, 2018. During this period, the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark, had a total return of 0.95%.

Stock selection in the consumer discretionary and consumer staples sectors was a key detractor from relative performance. At the country level, stock selection in South Korea and South Africa also hurt returns.

Meanwhile, an overweight position to Brazil and stock selection in the country added to performance, as did our strong stock selection in the materials and real estate sectors.

Outlook

Looking ahead, we continue to see a strong long-term backdrop for EM equities driven by improving economic growth prospects relative to developed markets, a weaker U.S. dollar relative to emerging market currencies, stronger earnings momentum, and attractive relative valuations. We also see positive developments from a political standpoint, with many EM countries implementing meaningful reforms. Finally, we continue to see record flows into the asset class reflecting positive investor sentiment.

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LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

Phil Langham

Senior Portfolio Manager, Emerging Market Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. There is a possibility that issuers of securities in which the Funds may invest may default on the payment of interest or principal on the securities when due, which could cause the Funds to lose money. The RBC Emerging Markets Small Cap Equity Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. The RBC Emerging Markets Value Equity Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. These risks are described more fully in the prospectus.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large and mid capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI Emerging Markets Small Cap Index includes small capitalization representation across emerging markets countries. It covers approximately 14% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund performance attribution data excludes Fund holdings that are fair valued.

Must be proceeded or accompanied by a prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

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LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Dear Shareholder:

Market Review

Every month except the last two for the 12- month period ending March 31, 2018 was characterized by strong returns from equity markets with very little volatility. Every month between March 2017 and the end of January 2018 posted positive returns. There were several reasons for this. All the major global economies performed strongly as growth and its partner inflation returned. The Trump regime in the U.S. settled down somewhat and the first pieces of meaningful legislation emerged, particularly in the guise of tax reform. Despite signs of discontent, the political unrest predicted at the end of 2016 failed to materialize.

This calm and steady appreciation of the market came to an abrupt end in the very last days of January. The sudden sell-off could be traced to both fundamental and technical factors. In fundamental terms, there had been legitimate concerns over the aggregate level of market valuations. This, combined with rising yields, particularly in the U.S., led investors in some quarters to reappraise their equity holdings. The decline was exacerbated by volatility spiking dramatically, both through increased trading volumes, but also from the concomitant unwind of significant short-volatility strategies. This newfound atmosphere of caution was given additional impetus right at the end of the period via a spiraling sequence of tariffs between the U.S. and China, which could put a brake on the fragile recovery which is being witnessed globally.

Portfolio Review – RBC Global Opportunities Fund

For the 12-month period ended March 31, 2018, the Fund had an annualized total return of 25.71%. That compares to an annualized total return of 14.85% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Individual stock selection drove relative returns over the period. The fund benefited from positive security selection within the industrials, consumer staples, health care, and financials sectors.

At a Fund level, stocks that contributed most strongly were U.S. cosmetics company Estee Lauder, which saw healthy Asian and travel retail sales growth, U.S. pharmaceutical Kite Pharma, a smaller company that was acquired mid-way through the period at a substantial premium, and Nidec, a Japanese manufacturer of precision motors, which has consistently reported strong results alongside increased capital expenditure.

Stocks that detracted most from relative returns were Swiss pharmaceutical Roche, over concerns that profitability may be hit by a number of compounds coming off patent, and U.S. financial First Republic Bank, whose significant investing in staff and new market segments had a detrimental effect on near-term earnings.

Portfolio Review – RBC International Opportunities Fund

For the 12-month period ended March 31, 2018, the Fund had an annualized total return of 20.82%. That compares to an annualized total return of 16.53% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Individual stock selection drove relative returns over the period. Relative performance was aided due to strong security selection within the industrials and financials sectors. Negative security selection within the energy sector slightly hurt the Fund’s relative returns.

The largest contributors to relative returns were Japanese manufacturer of precision motors Nidec, which has consistently reported strong results alongside increased capital expenditure, and South African media holding company Naspers, driven by strong performance from its substantial holding in Chinese internet stock Tencent.

Stocks that detracted most from relative returns were Canadian oil pipeline operator Enbridge, which came under pressure from pipeline approval issues and U.S. tax law changes, and Swiss pharmaceutical Roche, over concerns that profitability may be hit by a number of compounds coming off patent.

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LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Outlook

The Funds continue to be a focused selection of global equities that we believe all carry the hallmarks of strong competitive dynamics. The Funds do not target specific sector or country over- or underweights; all positioning is driven by bottom-up stock selection. The Funds undergo continual risk analysis to ensure that the combination of stock picks does not lead to an unwanted build-up in any specific factor risk. The RBC Global Equity Team continues to look to the long term to discover companies with strong inherent qualities that will be robust enough to withstand shorter-term market forces. We will not chase style rotations or second guess central banks in our pursuit of companies with strong competitive dynamics that we are confident can outperform over the long term.

Habib Subjally

Senior Portfolio Manager, Global Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Funds may focus their investments in a region or small group of countries. As a result, the Funds’ performance may be subject to greater volatility than a more geographically diversified fund. The Funds invest in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Funds may invest may default on the payment of interest or principal on the securities when due, which could cause the Funds to lose money. These risks are described more fully in the prospectus.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large and mid capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It captures large and mid capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

RBC Global Asset Management (U.S.) Inc. is the Adviser for the RBC Funds. The Fund is sub-advised by RBC Global Asset Management (UK) Limited. The RBC Funds are distributed by Quasar Distributors, LLC.

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PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor and RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”) serves as the investment sub-advisor to the Funds and is responsible for the overall management of the Funds’ portfolios. The individual primarily responsible for the day-to-day management of the Funds’ portfolios is set forth below.

Philippe Langham

Senior Portfolio Manager and Head of Emerging Market Equity

Philippe Langham is Head of Emerging Market Equity at RBC GAM (UK) and is responsible for portfolio management of RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund. Philippe joined RBC GAM (UK) in November 2009 from Societe Generale Asset Management, where he was Head of Global Emerging Markets. He was previously Director and Head of Emerging Markets and Asia at Credit Suisse in Zurich. Prior to that, he managed Global Emerging Markets, Asian, Latin American and U.S. portfolios for nine years at the Kuwait Investment Office. Philippe holds a BSc in economics from the University of Manchester in England and is a Chartered Accountant.

Laurence Bensafi

Senior Portfolio Manager and Deputy Head of Emerging Markets Equity

Laurence Bensafi is Deputy Head of Emerging Markets Equity at RBC GAM (UK) and is responsible for portfolio management of RBC Emerging Markets Value Equity Fund. Prior to joining RBC GAM (UK) in 2013, Laurence was the Head of Aviva Investors’ Emerging Markets team, where she was responsible for managing Global Emerging Markets income funds and for developing quantitative stock selection and analysis models. Laurence began her investment career as a Quantitative Analyst at Societe Generale Asset Management, supporting European and Global Equity portfolio management by developing quantitative models to assist in the portfolio construction and security selection process. Laurence obtained a Magistere d’Economiste Statisticien & D.E.S.S. Statistique et Econometrie from Toulouse University in France. Laurence is a CFA charterholder.

Habib Subjally

Senior Portfolio Manager and Head of Global Equity

Habib Subjally is Head of Global Equity at RBC GAM (UK) and is responsible for portfolio management of RBC Global Opportunities Fund and RBC International Opportunities Fund. Prior to joining RBC GAM (UK) in 2006, Habib held various leadership and portfolio management positions at Credit Suisse, Invesco and Merrill Lynch Investment Managers, and also worked at Ernst & Young. He holds a BSc (Hons) from the London School of Economics and holds Chartered Accountant and ASIP designations.

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PERFORMANCE SUMMARY

	1 Year	3 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of March 31, 2018 (Unaudited)

RBC Emerging Markets Equity Fund
Class A
- Including Max Sales Charge of 5.75%	13.45%	4.96%	6.53%
- At Net Asset Value	20.42%	7.05%	8.02%	1.03%	1.55%
Class I
- At Net Asset Value	20.81%	7.29%	8.26%	0.78%	1.18%
Class R6
- At Net Asset Value	20.63%	7.32%	8.44%	0.77%	1.09%

MSCI Emerging Markets
Net Total Return
USD Index(d)	24.93%	8.81%	6.46%
RBC Emerging Markets Small Cap Equity Fund
Class A
- Including Max Sales Charge of 5.75%	9.82%	3.88%	4.69%
- At Net Asset Value	16.53%	5.96%	6.15%	1.77%	4.66%
Class I
- At Net Asset Value	16.89%	6.26%	6.43%	1.52%	4.43%

MSCI Emerging Markets
Small Cap Net Total Return
USD Index(d)	18.62%	7.23%	6.67%
RBC Emerging Markets Value Equity Fund
Class I
- At Net Asset Value	N/A	N/A	1.90%	1.11%(e)	9.98%(e)
Class R6
- At Net Asset Value	N/A	N/A	1.90%	1.06%(e)	9.60%(e)

MSCI Emerging Markets
Net Total Return
USD Index(d)	N/A	N/A	0.95%
RBC Global Opportunities Fund
Class I
- At Net Asset Value	25.71%	12.04%	11.84%	0.94%	2.52%
Class R6
- At Net Asset Value	25.80%	12.09%	11.89%	0.90%	30.59%

MSCI ACWI Net
Total Return USD Index(d)	14.85%	8.12%	7.47%
RBC International Opportunities Fund
Class I
- At Net Asset Value	20.82%	5.49%	5.61%	0.94%	1.32%
Class R6
- At Net Asset Value	20.75%	5.52%	5.64%	0.89%	30.23%

MSCI ACWI ex US Index(d)	16.53%	6.19%	5.71%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown

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PERFORMANCE SUMMARY

reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)  The since inception date (commencement of operations) is December 20, 2013 for RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund for Class A and Class I shares and November 22, 2016 for Class R6 shares, February 9, 2018 for RBC Emerging Markets Value Equity Fund for Class I and Class R6 shares and December 3, 2014 for RBC Global Opportunities Fund and RBC International Opportunities Fund for Class I shares and November 22, 2016 for Class R6 shares. The performance in the table for Class R6 shares prior to November 22, 2016 reflects the performance of the Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class R6 shares.

(b)  The Funds’ expenses reflect actual expenses for the most recent fiscal year ended March 31, 2018, except for RBC Emerging Markets Value Equity Fund which is for the period February 9, 2018 (commencement of operations) to March 31, 2018.

(c)  The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2019 (September 30, 2018 for RBC Emerging Markets Equity Fund). For Emerging Markets Equity Fund, effective January 2, 2018, the annual rate under the expense limitation agreement is 1.13% for Class A, 0.88% for Class I and 0.88% for Class R6. For Emerging Markets Small Cap Equity Fund, effective October 2, 2017, the annual rate under the expense limitation agreement is 1.70% for Class A and 1.45% for Class I. For Global Opportunities Fund, effective October 2, 2017, the annual rate under the expense limitation agreement is 0.86% for Class I and 0.81% for Class R6. For International Opportunities Fund, effective October 2, 2017, the annual rate under the expense limitation agreement is 0.89% for Class I and 0.84% for Class R6. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2018.

(d)  Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(e)  Annualized.

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PERFORMANCE SUMMARY

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large and mid capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI Emerging Markets Small Cap Index includes small capitalization representation across emerging markets countries. It covers approximately 14% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large and mid capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It captures large and mid capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Equity Fund
Investment Strategy

Seeks to provide long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance

For the 12-month period ended March 31, 2018, the Fund had an annualized total return of 20.81% (Class I). That compares to an annualized total return of 24.93% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	● Strong stock selection in South Africa ● At the sector level, stock selection in financials and consumer discretionary
Factors That Detracted From Relative Returns

●   Stock selection in health care and information technology

●   At the country level, an underweight to China as well as stock selection within the region—in particular, not owning  Tencent or the Chinese banks, as these stocks rallied over the period

●   Stock selection within India, specifically Dr. Reddy’s Laboratories Ltd.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/18 (% of Fund’s investments) & Top Five Industries (as of 3/31/18) (% of Fund’s net assets)
* Includes U.S. dollar denominated cash equivalent investments representing 3.88% of investments.
Naspers Ltd.	5.85%	Unilever Plc	3.38%	Top Ten Holdings (excluding investment companies) (as of 3/31/18) (% of Fund’s net assets)
Taiwan Semiconductor	5.49%	Antofagasta Plc	2.96%
Manufacturing Co. Ltd.		FirstRand Ltd.	2.76%
Housing Development Finance	4.81%	Shinhan Financial Group Co. Ltd.	2.65%
Corp. Ltd.		Credicorp Ltd.	2.57%
Tata Consultancy Services Ltd.	4.35%
AIA Group Ltd.	4.09%
* A listing of all portfolio holdings can be found beginning on page 20
				Growth of $250,000 Initial Investment Since Inception (12/20/13)

The graph reflects an initial investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2018 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Small Cap Equity Fund
Investment Strategy

Seeks to provide long-term total capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities of smaller companies tied to emerging market countries that are considered by the Fund to have the potential to provide long-term total capital growth. The Fund currently considers smaller companies and issuers to be those that have a market capitalization at the time of purchase of up to $5 billion.

Performance

For the 12-month period ended March 31, 2018, the Fund had an annualized total return of 16.89% (Class I). That compares to an annualized total return of 18.62% for the MSCI Emerging Markets Small Cap Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	● Strong stock selection in India and Indonesia. ● At the sector level, stock selection in financials and utilities
Factors That Detracted From Relative Returns	● Stock selection in consumer staples and an underweight in health care ● At the country level, asset allocation and stock selection in Taiwan, as well as stock selection in Brazil.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Small Cap Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Small Cap Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/18 (% of Fund’s investments) & Top Five Industries (as of 3/31/18) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 1.21% of investments.
Cyient Ltd.	4.87%	Delta Electronics Public Co. Ltd. -	2.59%	Top Ten Holdings (excluding investment companies) (as of 3/31/18) (% of Fund’s net assets)
Aeon Thana Sinsap Thailand	3.40%	FOR
Public Co. Ltd.		TI Financial Holdings Ltd.	2.49%
Godrej Industries Ltd.	2.98%	Duratex SA	2.45%
AVI Ltd.	2.86%	Inversiones Aguas Metropolitanas	2.39%
Bajaj Holdings & Investment Ltd.	2.75%	SA
Marico Ltd.	2.65%

*A listing of all portfolio holdings can be found beginning on page 24
				Growth of $250,000 Initial Investment Since Inception (12/20/13)

The graph reflects an initial investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2018 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Value Equity Fund
Investment Strategy

Seeks to provide long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities tied economically to emerging market countries that are considered to be undervalued in relation to earnings, dividends and/or assets.

Performance

Since the Fund’s inception on February 9, 2018, the Fund delivered a total return of 1.90% (Class I) as of March 31, 2018. During this period, the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark, had a total return of 0.95%.

Factors That Made Positive Contributions	● At the sector level, strong stock selection in materials and real estate ● At the country level, an overweight position to Brazil and stock selection in Brazil and Turkey
Factors That Detracted From Relative Returns	● Stock selection in the consumer discretionary and consumer staples sectors ● At the country level, stock selection in South Korea and South Africa

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Value Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/18 (% of Fund’s investments) & Top Five Industries (as of 3/31/18) (% of Fund’s net assets)

iShares MSCI India	6.51%	Naspers Ltd.	2.90%	Top Ten Holdings (excluding investment companies) (as of 3/31/18) (% of Fund’s net assets)
Samsung Electronics Co. Ltd.	5.08%	Ping An Insurance Group Co. of	2.23%
China Construction Bank Corp.	4.07%	China Ltd.
Alibaba Group Holding Ltd.	3.97%	LUKOIL PJSC	1.85%
Industrial & Commercial Bank of	3.53%	Petroleo Brasileiro SA	1.79%
China Ltd.
Taiwan Semiconductor	3.00%
Manufacturing Co. Ltd.

*A listing of all portfolio holdings can be found beginning on page 28

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Global Opportunities Fund
Investment Strategy

Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The Fund will normally invest in equity securities of companies domiciled in at least three countries (one of which may be the United States). The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance

For the 12-month period ended March 31, 2018, the Fund had an annualized total return of 25.71% (Class I). That compares to an annualized total return of 14.85% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

Individual stock selection drove relative returns over the period. At a Fund level, stocks that contributed most strongly were:

●   U.S. cosmetics company Estee Lauder, which saw healthy Asian and travel retail sales growth, and

●   U.S. pharmaceutical Kite Pharma, a smaller company that was acquired by Gilead Sciences at a substantial premium  midway through the period.

Factors That Detracted From Relative Returns

Stocks that detracted most from relative returns were:

●   Swiss pharmaceutical Roche, over concerns that profitability may be hit by a number of compounds coming off patent, and

●   U.S. financial FirstRepublic Bank, whose significant investing in staff and new market segments had a detrimental effect on near-term earnings.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Global Opportunities Fund
Long-term growth of capital.						Investment Objective
MSCI ACWI Net Total Return USD Index						Benchmark
Asset Allocation as of 3/31/18 (% of Fund’s investments) & Top Five Industries (as of 3/31/18) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 2.08% of investments.
EOG Resources, Inc. Roche Holding AG Estee Lauder Cos, Inc. (The) HDFC Bank Ltd. UnitedHealth Group, Inc.	4.59 4.57 4.54 4.39 4.38	% % % % %	Fortive Corp. TJX Cos, Inc. (The) Intuit, Inc. Unilever NV First Republic Bank	4.03 3.91 3.79 3.66 3.62	% % % % %	Top Ten Holdings (excluding investment companies) (as of 3/31/18) (% of Fund’s net assets)
*A listing of all portfolio holdings can be found beginning on page 33

Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $100,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2018 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

17

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC International Opportunities Fund
Investment Strategy

Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets, excluding the U.S. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance

For the 12-month period ended March 31, 2018, the Fund had an annualized total return of 20.82% (Class I). That compares to an annualized total return of 16.53% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

Individual stock selection drove relative returns over the period. The largest contributors to relative returns were:

●   Japanese manufacturer of precision motors Nidec, which consistently reported strong results alongside increased capital expenditure, and

●   South African media holding company Naspers, driven by strong performance from its substantial holding in Chinese internet stock Tencent.

Factors That Detracted From Relative Returns

Stocks that detracted most from relative returns were:

●   Canadian oil pipeline operator Enbridge, who came under pressure from pipeline approval issues and U.S. tax law changes, and

●   Swiss pharmaceutical Roche, over concerns that profitability may be hit by a number of compounds coming off patent.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

18

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC International Opportunities Fund
Long-term growth of capital.				Investment Objective
MSCI ACWI ex USA Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/18 (% of Fund’s investments) & Top Five Industries (as of 3/31/18) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 2.05% of investments.

Nidec Corp.	5.39%	AIA Group Ltd.	4.76%	Top Ten Holdings (excluding investment companies) (as of 3/31/18) (% of Fund’s net assets)
Unilever NV	5.09%	HDFC Bank Ltd.	4.74%
Deutsche Post AG	5.04%	Roche Holding AG	4.73%
Taiwan Semiconductor	4.97%	Anheuser-Busch InBev NV	4.73%
Manufacturing Co. Ltd.		Naspers Ltd.	3.99%
InterContinental Hotels Group Plc	4.09%
*A listing of all portfolio holdings can be found beginning on page 36
				Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $100,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2018 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund

March 31, 2018

Shares		Value

Common Stocks — 98.48%
Argentina — 1.37%
135,000	Grupo Financiero Galicia SA, ADR	$8,877,600

Bangladesh — 0.80%
4,480,147	BRAC Bank Ltd.	5,221,423

Brazil — 6.02%
1,239,640	Banco do Brasil SA	15,522,488
826,820	Natura Cosmeticos SA	8,029,154
266,466	Raia Drogasil SA	6,031,593
566,760	TOTVS SA	4,911,479
675,120	WEG SA	4,605,159

		39,099,873

Chile — 2.96%
1,488,544	Antofagasta Plc	19,245,131

China — 15.38%
75,050	Alibaba Group Holding Ltd., ADR*	13,774,677
51,190	Baidu, Inc., ADR*	11,425,096
2,432,600	China Merchants Port Holdings Co. Ltd.	5,405,397
1,564,500	China Mobile Ltd.	14,339,260
1,690,000	China Resources Land Ltd.	6,210,177
7,495,500	Dali Foods Group Co. Ltd.(a)	6,182,877
218,905	Fuyao Glass Industry Group Co. Ltd., Series A	861,814
3,017,200	Fuyao Glass Industry Group Co. Ltd., Series H(a)	11,670,814
948,740	Hangzhou Hikvision Digital Technology Co. Ltd., Class A	6,227,723
1,012,882	Midea Group Co. Ltd., Class A	8,778,622
1,126,500	Ping An Insurance Group Co. of China Ltd., Series H	11,614,979
1,610,588	Weifu High-Technology Group Co. Ltd., Series B	3,406,189

		99,897,625

Hong Kong — 4.09%
3,105,600	AIA Group Ltd.	26,548,776

India — 12.18%
405,773	Dr. Reddy’s Laboratories Ltd., ADR	13,264,719
117,318	Hero MotoCorp Ltd.	6,404,429
1,109,263	Housing Development Finance Corp. Ltd.	31,245,847
644,298	Tata Consultancy Services Ltd.	28,233,048

		79,148,043

Indonesia — 3.61%
7,152,900	Bank Central Asia Tbk PT	12,151,253
103,567,100	Kalbe Farma Tbk PT	11,319,169

		23,470,422

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2018

Shares		Value

Japan — 1.02%
89,000	SoftBank Group Corp.	$6,649,594

Korea — 7.00%
26,280	Amorepacific Corp.	7,815,705
496,600	Hanon Systems	5,334,525
23,088	NCSoft Corp.	9,097,439
23,619	Samsung Fire & Marine Insurance Co. Ltd.	5,993,939
401,816	Shinhan Financial Group Co. Ltd.	17,227,686

		45,469,294

Luxembourg — 0.93%
185,772	Ternium SA, ADR	6,035,732

Malaysia — 1.16%
1,218,900	Public Bank Berhad	7,562,978

Mexico — 0.89%
3,083,780	Kimberly-Clark de Mexico SAB de CV, Series A	5,774,030

Nigeria — 0.86%
44,959,665	Guaranty Trust Bank Plc	5,599,193

Peru — 2.57%
73,560	Credicorp Ltd.	16,701,062

Philippines — 2.56%
940,370	SM Investments Corp.	16,641,768

South Africa — 13.42%
667,878	Clicks Group Ltd.	10,318,148
3,169,668	FirstRand Ltd.	17,911,022
483,947	Mondi Ltd.	13,173,237
155,210	Naspers Ltd., N Shares	37,981,911
365,708	Shoprite Holdings Ltd.	7,807,446

		87,191,764

Taiwan — 12.46%
10,028,000	E.Sun Financial Holding Co. Ltd.	6,723,854
1,093,000	Giant Manufacturing Co. Ltd.	5,735,466
830,000	MediaTek, Inc.	9,692,870
4,288,530	Standard Foods Corp.	9,972,299
4,198,000	Taiwan Semiconductor Manufacturing Co. Ltd.	35,634,839
5,558,468	Uni-President Enterprises Corp.	13,154,107

		80,913,435

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2018

Shares		Value

Thailand — 2.57%
2,648,400	Central Pattana Public Co. Ltd. - FOR	$6,606,178
4,634,200	Delta Electronics Public Co. Ltd. - FOR	10,077,570

		16,683,748

Turkey — 1.67%
7,886,735	Enka Insaat ve Sanayi AS	10,838,005

United Kingdom — 3.38%
395,927	Unilever Plc	21,959,072

United States — 1.58%
2,243,600	Samsonite International SA	10,261,809

Total Common Stocks (Cost $584,769,628)		639,790,377

Preferred Stocks — 0.40%
Korea — 0.40%
14,843	Samsung Fire & Marine Insurance Co. Ltd.	2,569,222

Total Preferred Stocks (Cost $2,382,416)		2,569,222

Investment Company — 3.99%
25,928,196	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Shares	25,928,195

Total Investment Company		25,928,195

(Cost $25,928,196)

Total Investments (Cost $613,080,240)(b) — 102.87%		$668,287,794
Liabilities in excess of other assets — (2.87)%		(18,646,685)

NET ASSETS — 100.00%		$649,641,109

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

*	Non-income producing security.

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Receipt

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2018

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	29.47%
Information Technology	18.32%
Consumer Staples	14.94%
Consumer Discretionary	13.92%
Industrials	7.32%
Materials	5.92%
Health Care	3.79%
Telecommunication Services	3.23%
Real Estate	1.97%
Other*	1.12%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund

March 31, 2018

Shares		Value
Common Stocks — 94.21%
Bangladesh — 1.43%
61,158	Delta Brac Housing Finance Corp Ltd.	$97,475

Brazil — 8.18%
46,600	Duratex SA	167,263
19,100	Mahle-Metal Leve SA	140,873
9,500	Natura Cosmeticos SA	92,254
6,000	TOTVS SA	51,995
9,200	Wilson Sons Ltd., BDR	106,450

		558,835

Chile — 5.41%
88,730	Inversiones Aguas Metropolitanas SA	163,223
36,323	Parque Arauco SA	109,432
49,942	SONDA SA	96,956

		369,611

China — 6.35%
294,000	China Bluechemical Ltd., Class H	83,095
151,000	Goodbaby International Holdings Ltd.	103,397
116,900	Luthai Textile Co. Ltd., B Shares	128,818
46,000	Vitasoy International Holdings Ltd.	118,713

		434,023

Egypt — 1.09%
15,994	Integrated Diagnostics Holdings Plc(a)	74,372

Hong Kong — 0.84%
136,000	Public Financial Holdings Ltd.	57,796

India — 19.15%
4,587	Bajaj Holdings & Investment Ltd.	187,763
31,075	Cyient Ltd.	332,947
24,044	Godrej Industries Ltd.	203,904
36,026	Marico Ltd.	181,107
5,687	Sundaram Finance Holdings Ltd.*,(b)	27,074
5,687	Sundaram Finance Ltd.	147,590
17,001	TI Financial Holdings Ltd.	170,208
17,002	Tube Investments of India Ltd.	58,308

		1,308,901

Indonesia — 2.33%
341,000	Acset Indonusa Tbk PT	71,692
892,500	Selamat Sempurna Tbk PT	87,269

		158,961

Korea — 9.11%
13,587	DGB Financial Group, Inc.	148,502

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2018

Shares		Value
1,651	Koh Young Technology, Inc.	$154,583
1,120	Leeno Industrial, Inc.	61,574
1,305	Loen Entertainment, Inc.	134,430
8,273	Macquarie Korea Infrastructure Fund	68,302
81	Medy-Tox, Inc.	55,634

		623,025

Malaysia — 1.97%
105,700	Bermaz Auto Berhad	59,026
14,800	LPI Capital Berhad	75,837

		134,863

Mexico — 3.68%
83,400	Corp. Inmobiliaria Vesta SAB de CV	123,816
50,500	Grupo Herdez SAB de CV	127,750

		251,566

Nigeria — 0.76%
416,363	Guaranty Trust Bank Plc	51,853

Pakistan — 0.66%
9,150	Packages Ltd.	45,227

Philippines — 5.30%
437,750	Century Pacific Food, Inc.	143,628
323,094	Integrated Micro-Electronics, Inc.	96,650
26,370	Security Bank Corp.	121,970

		362,248

South Africa — 6.00%
20,906	AVI Ltd.	195,164
7,413	Clicks Group Ltd.	114,525
14,499	Oceana Group Ltd.	100,573

		410,262

Sri Lanka — 1.01%
44,089	Hatton National Bank Plc	69,334

Taiwan — 11.10%
27,000	Chroma ATE, Inc.	156,498
18,000	Giant Manufacturing Co. Ltd.	94,454
19,800	Pacific Hospital Supply Co. Ltd.	51,339
4,845	Poya International Co. Ltd.	60,402
67,247	Standard Foods Corp.	156,372
5,300	Voltronic Power Technology Corp.	100,703
52,027	Wistron NeWeb Corp.	138,646

		758,414

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2018

Shares		Value
Thailand — 7.56%
40,700	Aeon Thana Sinsap Thailand Public Co. Ltd., NVDR	$232,330
81,400	Delta Electronics Public Co. Ltd. - FOR	177,013
264,400	MC Group Public Co. Ltd. - FOR	107,383

		516,726

United States — 2.28%
34,100	Samsonite International SA	155,967

Total Common Stocks (Cost $5,360,860)		6,439,459

Equity Linked Security — 2.21%
Luxembourg — 2.21%
127,831	Aramex PJSC	151,480

Total Equity Linked Security (Cost $125,484)		151,480

Preferred Stocks — 1.94%
Korea — 1.94%
857	Amorepacific Corp.	132,260

Philippines — 0.00%
58,000	Security Bank Corp.*,(b),(c)	111

Total Preferred Stocks (Cost $65,361)		132,371

Investment Company — 1.21%
82,676	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Shares	82,676

Total Investment Company		82,676

(Cost $82,676)

Total Investments (Cost $5,634,381)(d) — 99.57%		$6,805,986

Other assets in excess of liabilities — 0.43%		29,294

NET ASSETS — 100.00%		$6,835,280

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2018

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

*	Non-income producing security.

Abbreviations used are defined below:

BDR - Brazilian Depositary Receipt

FOR - Foreign Ownership Receipt

NVDR - Non-Voting Depository Receipt

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	23.52%
Consumer Staples	19.93%
Consumer Discretionary	16.54%
Information Technology	15.94%
Materials	7.31%
Industrials	6.67%
Real Estate	3.41%
Health Care	2.65%
Utilities	2.39%
Other*	1.64%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Value Equity Fund

March 31, 2018

Shares		Value

Common Stocks — 87.40%
Argentina — 0.85%
400	Banco Macro SA, ADR	$43,188

Bangladesh — 0.71%
76,342	City Bank Ltd. (The)	36,229

Brazil — 5.70%
7,100	Banco do Brasil SA	88,904
10,196	Camil Alimentos SA	23,070
4,200	Hypera SA	45,862
5,000	Suzano Papel e Celulose SA	50,720
6,400	Vale SA, ADR	81,408

		289,964

China — 24.26%
1,100	Alibaba Group Holding Ltd., ADR*	201,894
76,000	China Communications Services Corp. Ltd., Class H	45,730
198,000	China Construction Bank Corp., Class H	206,812
59,000	China Lesso Group Holdings Ltd.	45,104
60,000	China Machinery Engineering Corp., Class H	31,967
68,000	China Petroleum & Chemical Corp., Class H	60,322
46,000	CNOOC Ltd.	68,112
17,000	Hua Hong Semiconductor Ltd.(a)	34,046
206,000	Industrial & Commercial Bank of China Ltd., Class H	179,526
400	Kweichow Moutai Co. Ltd., Class A	43,462
5,100	Midea Group Co. Ltd., Class A	44,202
16,000	Nexteer Automotive Group Ltd.	24,458
11,000	Ping An Insurance Group Co. of China Ltd., Series H	113,417
28,500	Shimao Property Holdings Ltd.	81,740
53,000	SITC International Holdings Co. Ltd.	53,040

		1,233,832

Egypt — 0.56%
5,597	Commercial International Bank Egypt SAE, GDR	28,409

Hong Kong — 1.72%
9,500	Kingboard Chemical Holdings Ltd.	43,920
41,000	Lee & Man Paper Manufacturing Ltd.	43,779

		87,699

Hungary — 1.55%
3,773	MOL Hungarian Oil & Gas Plc	41,166
836	OTP Bank Plc	37,563

		78,729

Indonesia — 2.07%
57,800	Bank Negara Indonesia Persero Tbk PT	36,605

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2018

Shares		Value

137,100	Bank Tabungan Negara Persero Tbk PT	$37,963
143,800	Bukit Asam Tbk PT	30,913

		105,481

Korea — 14.78%
173	Com2uSCorp	30,302
242	E-MART, Inc.	62,095
1,002	GS Retail Co. Ltd.	30,693
771	Hana Financial Group, Inc.	33,092
1,105	ING Life Insurance Korea Ltd.(a)	46,288
228	LG Chem Ltd.	82,460
344	Mando Corp.	74,874
112	Samsung Electronics Co. Ltd.	258,591
232	SK Holdings Co. Ltd.	64,426
902	SK Hynix, Inc.	68,799

		751,620

Luxembourg — 1.15%
1,800	Ternium SA, ADR	58,482

Mexico — 2.48%
14,700	Grupo Mexico SAB de CV, Series B	48,959
46,300	PLA Administradora Industrial S de RL de CV, REIT	77,014

		125,973

Nigeria — 0.73%
298,762	Guaranty Trust Bank Plc	37,207

Pakistan — 1.02%
28,600	Habib Bank Ltd.	51,615

Philippines — 0.52%
213,100	Vista Land & Lifescapes, Inc.	26,568

Poland — 0.86%
2,038	Alior Bank SA*	43,887

Russia — 7.67%
632,000	Inter RAO UES PJSC	42,143
1,362	LUKOIL PJSC, ADR	94,037
351	Magnit PJSC	28,674
2,911	PhosAgro PJSC, GDR	42,535
4,795	Sberbank of Russia PJSC, ADR	89,558
334,000	Sistema PJSFC	69,089
724	X5 Retail Group NV, GDR*	24,280

		390,316

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2018

Shares		Value

South Africa — 6.03%
1,773	Foschini Group Ltd. (The)	$33,443
5,961	Lewis Group Ltd.	21,239
3,154	MTN Group Ltd.	31,723
603	Naspers Ltd., N Shares	147,562
3,943	Standard Bank Group Ltd.	72,861

		306,828

Taiwan — 11.02%
8,000	Accton Technology Corp.	26,505
29,000	Advanced Semiconductor Engineering, Inc.	41,774
20,000	Chipbond Technology Corp.	46,027
28,000	Hon Hai Precision Industry Co. Ltd.	84,988
34,000	Macronix International*	62,037
14,000	Primax Electronics Ltd.	30,010
14,000	Sercomm Corp.	39,421
18,000	Taiwan Semiconductor Manufacturing Co. Ltd.	152,793
11,000	Tripod Technology Corp.	36,972
15,000	Wistron NeWeb Corp.	39,973

		560,500

Thailand — 1.01%
84,700	Krung Thai Bank Public Co. Ltd., FOR	51,194

Turkey — 2.71%
11,246	TAV Havalimanlari Holding AS	67,748
29,812	Trakya Cam Sanayii AS	38,700
1,116	Tupras Turkiye Petrol Rafinerileri AS	31,172

		137,620

Total Common Stocks		4,445,341

(Cost $4,352,813)

Exchange Traded Funds — 6.51%
United States — 6.51%
9,700	iShares MSCI India	331,061

Total Exchange Traded Funds (Cost $344,910)		331,061

Preferred Stocks — 5.27%
Brazil — 4.62%
8,800	Alpargatas SA	44,647
5,200	Banco do Estado do Rio Grande do Sul SA, Class B	31,927
6,000	Centrais Eletricas Brasileiras SA, Class B	43,745
9,300	Cia Energetica de Minas Gerais	24,000
14,000	Petroleo Brasileiro SA*	90,790

		235,109

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2018

Shares		Value
Colombia — 0.65%
3,057	Banco Davivienda SA	$32,954

Total Preferred Stocks		268,063

(Cost $264,298)

Rights/Warrants — 0.50%
Vietnam — 0.50%
$9,530	Hoa Phat Group JSC, Warrants, Expire 11/20/20*	25,403

Total Rights/Warrants (Cost $25,695)		25,403

Total Investments (Cost $4,987,716)(b) — 99.68%		$5,069,868

Other assets in excess of liabilities — 0.32%		16,138

NET ASSETS — 100.00%		$5,086,006

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).
*	Non-income producing security.

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Receipt

GDR - Global Depositary Receipt

REIT - Real Estate Investment Trust

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2018

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	25.54%
Information Technology	23.56%
Energy	8.19%
Materials	8.03%
Consumer Discretionary	7.68%
Industrials	5.92%
Consumer Staples	4.17%
Real Estate	3.64%
Telecommunication Services	2.88%
Utilities	2.16%
Health Care	0.90%
Other*	7.33%

100.00%

*	Includes cash, exchange traded funds, interest and dividend receivable, pending trades and Fund share transactions, warrants, and accrued expenses payable.

See Notes to the Financial Statements.

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund

March 31, 2018

Shares		Value
Common Stocks — 97.95%
Belgium — 2.89%
2,956	Anheuser-Busch InBev NV	$325,003

Germany — 3.19%
8,196	Deutsche Post AG	358,980

Hong Kong — 2.54%
33,399	AIA Group Ltd.	285,517

India — 4.39%
5,000	HDFC Bank Ltd., ADR	493,850

Ireland — 1.95%
2,140	Paddy Power Betfair Plc	219,219

Japan — 4.50%
4,400	MISUMI Group, Inc.	120,788
2,499	Nidec Corp.	384,931

		505,719

South Africa — 2.50%
1,148	Naspers Ltd., N Shares	280,931

Switzerland — 4.57%
2,240	Roche Holding AG	513,849

Taiwan — 3.34%
8,600	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	376,336

United Kingdom — 11.47%
3,787	Croda International Plc	243,282
5,228	InterContinental Hotels Group Plc	313,222
2,594	Rio Tinto Plc	131,630
12,509	St. James’s Place Plc	190,710
7,300	Unilever NV	412,052

		1,290,896

United States — 56.61%
278	Alphabet, Inc., Class A*	288,325
230	Amazon.com, Inc.*	332,888
10,800	Blackstone Group LP (The), MLP	345,060
1,600	Citigroup, Inc.	108,000
4,000	Danaher Corp.	391,640
4,900	EOG Resources, Inc.	515,823
3,412	Estee Lauder Cos, Inc. (The), Class A	510,845

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund (cont.)

March 31, 2018

Shares		Value
4,400	First Republic Bank	$407,484
5,850	Fortive Corp.	453,492
2,331	Gartner, Inc.*	274,172
2,100	Incyte Corp.*	174,993
2,462	Intuit, Inc.	426,788
1,100	MarketAxess Holdings, Inc.	239,184
3,600	Microsoft Corp.	328,572
1,200	Mohawk Industries, Inc.*	278,664
1,500	SVB Financial Group*	360,015
5,400	TJX Cos, Inc. (The)	440,424
2,300	UnitedHealth Group, Inc.	492,200

		6,368,569

Total Common Stocks		11,018,869

(Cost $8,869,084)
Investment Company — 2.08%
234,335	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Shares	234,335

Total Investment Company		234,335

(Cost $234,335)

Total Investments		$11,253,204
(Cost $9,103,419)(a) — 100.03%

Liabilities in excess of other assets — (0.03)%		(3,479)

NET ASSETS — 100.00%		$11,249,725

(a)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

*	Non-income producing security.

Abbreviations used are defined below:

ADR - American Depositary Receipt

MLP - Master Limited Partnership

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund (cont.)

March 31, 2018

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	21.60%
Consumer Discretionary	16.58%
Information Technology	15.06%
Health Care	13.98%
Industrials	11.72%
Consumer Staples	11.09%
Energy	4.59%
Materials	3.33%
Other*	2.05%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund

March 31, 2018

Shares		Value
Common Stocks — 98.77%
Australia — 4.48%
87,218	Amcor Ltd.	$955,066
355,630	Oil Search Ltd.	1,975,422

		2,930,488

Belgium — 4.73%
28,107	Anheuser-Busch InBev NV	3,090,277

Canada — 3.35%
11,340	Enbridge, Inc.	356,655
103,600	Encana Corp.	1,139,451
49,500	First Quantum Minerals Ltd.	695,040

		2,191,146

China — 1.63%
3,800	NetEase, Inc., ADR	1,065,482

Denmark — 1.79%
23,757	Novo Nordisk A/S, Class B	1,168,508

France — 3.52%
21,664	Safran SA	2,299,195

Germany — 6.36%
75,193	Deutsche Post AG	3,293,405
4,082	Linde AG*	862,566

		4,155,971

Hong Kong — 4.76%
364,400	AIA Group Ltd.	3,115,138

India — 4.74%
31,383	HDFC Bank Ltd., ADR	3,099,699

Ireland — 4.26%
28,884	CRH Plc	978,358
17,652	Paddy Power Betfair Plc	1,808,251

		2,786,609

Japan — 16.45%
132,700	Astellas Pharma, Inc.	2,012,855
68,400	Komatsu Ltd.	2,280,107
25,800	MISUMI Group, Inc.	708,254
22,900	Nidec Corp.	3,527,381

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund (cont.)

March 31, 2018

Shares		Value
11,400	Shin-Etsu Chemical Co. Ltd.*	$1,179,052
39,600	Tokyo Gas Co. Ltd.	1,050,058

		10,757,707

Korea — 1.01%
1,825	LG Chem Ltd.	660,041

Netherlands — 3.70%
3,809	ASML Holding NV	755,301
98,501	ING Groep NV	1,662,227

		2,417,528

South Africa — 3.99%
10,671	Naspers Ltd., N Shares	2,611,333

Switzerland — 8.41%
3,232	Partners Group Holding AG	2,405,011
13,490	Roche Holding AG	3,094,567

		5,499,578

Taiwan — 4.97%
74,318	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,252,156

Thailand — 2.15%
207,000	Kasikornbank Pcl	1,403,390

United Kingdom — 18.47%
30,360	Croda International Plc	1,950,363
53,456	InterContinental Hotels Group Plc	3,202,681
677,652	Lloyds Banking Group Plc	616,409
13,081	Rio Tinto Plc	663,781
151,991	St. James’s Place Plc	2,317,230
58,939	Unilever NV	3,326,841

		12,077,305

Total Common Stocks		64,581,551

(Cost $58,320,570)

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund (cont.)

March 31, 2018

Shares		Value
Investment Company — 2.07%
1,349,173	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Shares	$1,349,173

Total Investment Company		1,349,173

(Cost $1,349,173)

Total Investments (Cost $59,669,743)(a) — 100.84%		$65,930,724

Liabilities in excess of other assets — (0.84)%		(546,197)

NET ASSETS — 100.00%		$65,384,527

(a)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

*	Non-income producing security.

Abbreviations used are defined below:

ADR - American Depositary Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	22.36%
Industrials	18.52%
Materials	12.15%
Consumer Discretionary	11.66%
Consumer Staples	9.81%
Health Care	9.60%
Information Technology	7.76%
Energy	5.31%
Utilities	1.60%
Other*	1.23%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

38

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2018

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Small Cap Equity Fund	RBC Emerging Markets Value Equity Fund
Assets:
Investments, at value (cost $613,080,240, $5,634,381 and $4,987,716, respectively)	$668,287,794	$6,805,986	$5,069,868
Cash	—	—	6,833
Foreign currency, at value (cost $0, $0 and $2,218, respectively)	—	—	2,375
Interest and dividend receivable	2,110,467	17,733	11,849
Receivable from advisor	—	6,768	51,534
Receivable from affiliate	1,035,862	—	—
Receivable for capital shares issued	1,042,823	—	—
Receivable for investments sold	21,619,611	71,652	126,833
Prepaid expenses and other assets	44,711	20,327	2,434

Total Assets	694,141,268	6,922,466	5,271,726

Liabilities:
Foreign currency overdraft, at value (cost $20,577,127, $0 and $0)	20,575,976	—	—
Cash overdraft	28	2,193	—
Foreign withholding tax payable	820,542	23,340	3,944
Payable for capital shares redeemed	437,543	—	—
Payable for investments purchased	22,248,979	2,188	128,381
Accrued expenses and other payables:
Investment advisory fees	209,791	—	—
Accounting fees	18,819	10,568	5,570
Audit fees	35,920	35,920	25,717
Trustees’ fees	250	4	19
Distribution fees	14,209	3,986	—
Custodian fees	49,533	1,902	5,752
Shareholder reports	14,926	173	86
Transfer agent fees	65,601	1,895	2,199
Other	8,042	5,017	14,052

Total Liabilities	44,500,159	87,186	185,720

Net Assets	$649,641,109	$6,835,280	$5,086,006

Net Assets Consists of:
Capital	$555,545,012	$5,899,797	$4,989,305
Undistributed/(distributions in excess of) net investment income	1,014,432	(98,717)	6,288
Accumulated net realized gains/(losses) from investment transactions and foreign currency	38,793,778	(121,015)	8,072
Net unrealized appreciation on investments and foreign currency	54,287,887	1,155,215	82,341

Net Assets	$649,641,109	$6,835,280	$5,086,006

39

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2018

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Small Cap Equity Fund		RBC Emerging Markets Value Equity Fund
Net Assets
Class A	$48,234,740		$3,069,587	$	N/A
Class I	556,822,105		3,765,693		2,542,922
Class R6	44,584,264		N/A		2,543,084

Total	$649,641,109		$6,835,280		$5,086,006

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	3,696,118		267,281		N/A
Class I	42,008,089		327,771		250,000
Class R6	3,348,986		N/A		250,000

Total	49,053,193		595,052		500,000

Net Asset Values and Redemption Prices Per Share:
Class A(a)	$13.05		$11.48	$	N/A

Class I	$13.26		$11.49		$10.17

Class R6	$13.31	$	N/A		$10.17

Maximum Offering Price Per Share:
Class A	$13.85		$12.18	$	N/A

Maximum Sales Charge - Class A	5.75%		5.75%		N/A

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

40

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2018

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Assets:
Investments, at value (cost $9,103,419 and $59,669,743, respectively)	$11,253,204	$65,930,724
Cash	4,501	—
Foreign currency, at value (cost $0 and $32,163, respectively)	—	26,744
Interest and dividend receivable	20,693	198,201
Receivable from advisor	11,234	7,213
Receivable for capital shares issued	20,000	3,000
Receivable for investments sold	45,545	1,167,314
Prepaid expenses and other assets	8,998	9,024

Total Assets	11,364,175	67,342,220

Liabilities:
Cash overdraft	—	24,609
Foreign withholding tax payable	3,150	4,370
Payable for capital shares redeemed	935	—
Payable for investments purchased	57,036	1,844,511
Accrued expenses and other payables:
Accounting fees	10,621	11,279
Audit fees	35,920	35,920
Trustees’ fees	5	13
Custodian fees	2,616	5,688
Shareholder reports	232	1,038
Transfer agent fees	2,029	26,524
Other	1,906	3,741

Total Liabilities	114,450	1,957,693

Net Assets	$11,249,725	$65,384,527

Net Assets Consists of:
Capital	$8,906,355	$57,595,208
Distributions in excess of net investment income	(10,241)	(108,144)
Accumulated net realized gains from investment transactions and foreign currency	203,450	1,640,436
Net unrealized appreciation on investments and foreign currency	2,150,161	6,257,027

Net Assets	$11,249,725	$65,384,527

41

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2018

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Net Assets
Class I	$11,235,976	$65,371,624
Class R6	13,749	12,903

Total	$11,249,725	$65,384,527

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class I	820,691	5,738,572
Class R6	999	1,128

Total	821,690	5,739,700

Net Asset Values and Redemption Prices Per Share:
Class I	$13.69	$11.39

Class R6(a)	$13.77	$11.44

(a)	Net asset value for Global Opportunities Fund is calculated using unrounded net assets of $13,749.20 divided by the unrounded shares outstanding of 998.659

See Notes to the Financial Statements.

42

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended March 31, 2018

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Small Cap Equity Fund	RBC Emerging Markets Value Equity Fund
Investment Income:
Dividend income	$10,867,274	$156,831	$21,555
Foreign tax withholding	(1,092,029)	(15,249)	(2,568)

Total Investment Income	9,775,245	141,582	18,987

Expenses:
Investment advisory fees	4,745,917	75,969	6,311
Distribution fees–Class A	96,778	7,096	—
Accounting fees	88,432	58,214	7,888
Audit fees	34,920	34,920	25,717
Custodian fees	307,075	31,272	6,052
Insurance fees	5,102	4,039	—
Legal fees	47,283	782	309
Registrations and filing fees	57,948	35,697	1,023
Shareholder reports	51,832	294	386
Transfer agent fees–Class A	84,008	3,800	—
Transfer agent fees–Class I	396,203	5,018	1,732
Transfer agent fees–Class R6	3,699	—	466
Trustees’ fees and expenses	40,203	511	68
Tax expense	15,625	13,719	3,944
Offering fees	—	—	10,695
Other fees	21,656	4,523	461

Total expenses before fee waiver/reimbursement	5,996,681	275,854	65,052
Expenses waived/reimbursed by:
Advisor	(2,019,686)	(176,300)	(57,844)

Net expenses	3,976,995	99,554	7,208

Net Investment Income	5,798,250	42,028	11,779

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	40,210,312	71,448	8,072
Foreign currency transactions	(818,309)	(4,269)	(16,186)
Foreign tax	(183,069)	(895)	—

Net realized gains/(losses)	39,208,934	66,284	(8,114)

Net change in unrealized appreciation/(depreciation) on:
Investments	32,795,894	776,591	82,152
Foreign currency	(159,019)	(809)	189
Foreign tax	(490,354)	26,016	—

Net unrealized gains	32,146,521	801,798	82,341

Change in net assets resulting from operations	$77,153,705	$910,110	$86,006

43

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended March 31, 2018

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Investment Income:
Dividend income	$137,227	$1,115,546
Foreign tax withholding	(6,671)	(100,096)

Total Investment Income	130,556	1,015,450

Expenses:
Investment advisory fees	72,156	412,443
Accounting fees	48,245	55,929
Audit fees	34,920	34,920
Custodian fees	12,302	29,617
Insurance fees	4,039	4,039
Legal fees	1,001	5,564
Registrations and filing fees	37,753	39,401
Shareholder reports	405	2,828
Transfer agent fees–Class I	7,121	80,215
Transfer agent fees–Class R6	3,549	3,556
Trustees’ fees and expenses	740	4,237
Tax expense	4,470	5,080
Other fees	4,562	5,189

Total expenses before fee waiver/reimbursement	231,263	683,018
Expenses waived/reimbursed by:
Advisor	(146,186)	(199,478)

Net expenses	85,077	483,540

Net Investment Income	45,479	531,910

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	645,572	2,994,694
Foreign currency transactions	(4,054)	(66,055)

Net realized gains	641,518	2,928,639

Net change in unrealized appreciation/ (depreciation) on:
Investments	1,236,089	5,072,910
Foreign currency	630	(4,201)

Net unrealized gains	1,236,719	5,068,709

Change in net assets resulting from operations	$1,923,716	$8,529,258

See Notes to the Financial Statements.

44

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Emerging Markets Equity Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
From Investment Activities
Operations:
Net investment income	$5,798,250	$1,593,508
Net realized gains/(losses) from investments and foreign currency	39,208,934	(405,312)
Net change in unrealized appreciation on investments and foreign currency	32,146,521	20,304,129

Change in net assets resulting from operations	77,153,705	21,492,325

Distributions to Class A Shareholders:
From net investment income	(394,944)	(20,021)
From net realized gains from investment transactions	(16,510)	(10,581)
Distributions to Class I Shareholders:
From net investment income	(4,395,030)	(976,592)
From net realized gains from investment transactions	(143,402)	(454,934)
Distributions to Class R6 Shareholders:
From net investment income	(374,473)	(71,273)
From net realized gains from investment transactions	(11,998)	(77,763)

Change in net assets resulting from shareholder distributions	(5,336,357)	(1,611,164)

Capital Transactions:
Proceeds from shares issued	428,669,638	168,350,107
Distributions reinvested	4,689,862	1,290,708
Cost of shares redeemed	(108,881,276)	(15,002,769)

Change in net assets resulting from capital transactions	324,478,224	154,638,046

Payment by an affiliate	1,035,862	—

Net increase in net assets	397,331,434	174,519,207
Net Assets:
Beginning of year	252,309,675	77,790,468

End of year	$649,641,109	$252,309,675

Undistributed net investment income	$1,014,432	$128,741

Share Transactions:
Issued	34,084,020	16,265,912
Reinvested	365,021	127,634
Redeemed	(8,177,330)	(1,432,507)

Change in shares resulting from capital transactions	26,271,711	14,961,039

See Notes to the Financial Statements.

45

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
From Investment Activities
Operations:
Net investment income	$42,028	$35,677
Net realized gains/(losses) from investments and foreign currency	66,284	(289)
Net change in unrealized appreciation on investments and foreign currency	801,798	622,700

Change in net assets resulting from operations	910,110	658,088

Distributions to Class A Shareholders:
From net investment income	(68,748)	(99,845)
From net realized gains from investment transactions	(3,753)	—
Distributions to Class I Shareholders:
From net investment income	(84,303)	(106,882)
From net realized gains from investment transactions	(4,214)	—

Change in net assets resulting from shareholder distributions	(161,018)	(206,727)

Capital Transactions:
Proceeds from shares issued	534,128	317,698
Distributions reinvested	161,018	206,727
Cost of shares redeemed	(140,779)	(109,741)

Change in net assets resulting from capital transactions	554,367	414,684

Net increase in net assets	1,303,459	866,045
Net Assets:
Beginning of year	5,531,821	4,665,776

End of year	$6,835,280	$5,531,821

Distributions in excess of net investment income	$(98,717)	$(109,854)

Share Transactions:
Issued	47,802	34,795
Reinvested	14,965	22,217
Redeemed	(12,785)	(10,829)

Change in shares resulting from capital transactions	49,982	46,183

See Notes to the Financial Statements.

46

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

RBC Emerging Markets Value Equity Fund
For the Period Ended March 31, 2018(a)
From Investment Activities
Operations:
Net investment income	$11,779
Net realized losses from investments and foreign currency	(8,114)
Net change in unrealized appreciation on investments and foreign currency	82,341

Change in net assets resulting from operations	86,006

Capital Transactions:
Proceeds from shares issued	5,000,000
Distributions reinvested	—
Cost of shares redeemed	—

Change in net assets resulting from capital transactions	5,000,000

Net increase in net assets	5,086,006
Net Assets:
Beginning of period	—

End of period	$5,086,006

Undistributed net investment income	$6,288

Share Transactions:
Issued	500,000
Reinvested	—
Redeemed	—

Change in shares resulting from capital transactions	500,000

(a)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

See Notes to the Financial Statements.

47

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Global Opportunities Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
From Investment Activities
Operations:
Net investment income	$45,479	$37,000
Net realized gains/(losses) from investments and foreign currency	641,518	(37,308)
Net change in unrealized appreciation on investments and foreign currency	1,236,719	719,218

Change in net assets resulting from operations	1,923,716	718,910

Distributions to Class I Shareholders:
From net investment income	(57,890)	(42,516)
From net realized gains from investment transactions	(309,612)	—
Distributions to Class R6 Shareholders:
From net investment income	(106)	—
From net realized gains from investment transactions	(414)	—

Change in net assets resulting from shareholder distributions	(368,022)	(42,516)

Capital Transactions:
Proceeds from shares issued	2,299,847	1,207,391
Distributions reinvested	367,078	42,516
Cost of shares redeemed	(85,339)	(10,645)

Change in net assets resulting from capital transactions	2,581,586	1,239,262

Net increase in net assets	4,137,280	1,915,656
Net Assets:
Beginning of year	7,112,445	5,196,789

End of year	$11,249,725	$7,112,445

Distributions in excess of net investment income	$(10,241)	$(170)

Share Transactions:
Issued	171,786	112,152
Reinvested	27,599	4,000
Redeemed	(6,347)	(1,007)

Change in shares resulting from capital transactions	193,038	115,145

See Notes to the Financial Statements.

48

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC International Opportunities Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
From Investment Activities
Operations:
Net investment income	$531,910	$176,855
Net realized gains/(losses) from investments and foreign currency	2,928,639	(455,387)
Net change in unrealized appreciation on investments and foreign currency	5,068,709	1,303,710

Change in net assets resulting from operations	8,529,258	1,025,178

Distributions to Class I Shareholders:
From net investment income	(573,719)	(110,936)
From net realized gains from investment transactions	(807,197)	—
Distributions to Class R6 Shareholders:
From net investment income	(151)	(4)
From net realized gains from investment transactions	(192)	—

Change in net assets resulting from shareholder distributions	(1,381,259)	(110,940)

Capital Transactions:
Proceeds from shares issued	39,160,594	18,913,370
Distributions reinvested	1,367,841	110,939
Cost of shares redeemed	(7,448,076)	(265,440)

Change in net assets resulting from capital transactions	33,080,359	18,758,869

Net increase in net assets	40,228,358	19,673,107
Net Assets:
Beginning of year	25,156,169	5,483,062

End of year	$65,384,527	$25,156,169

Distributions in excess of net investment income	$(108,144)	$(20,373)

Share Transactions:
Issued	3,708,633	2,032,728
Reinvested	119,671	12,205
Redeemed	(683,755)	(29,014)

Change in shares resulting from capital transactions	3,144,549	2,015,919

See Notes to the Financial Statements.

49

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/18	$10.91	0.10	2.13	2.23	(0.09)	—(b)	(0.09)	$13.05
Year Ended 3/31/17	9.81	0.11	1.10	1.21	(0.07)	(0.04)	(0.11)	10.91
Year Ended 3/31/16	10.99	0.07	(1.11)	(1.04)	(0.10)	(0.04)	(0.14)	9.81
Year Ended 3/31/15	10.20	0.07	1.05	1.12	(0.22)	(0.11)	(0.33)	10.99
Period Ended 3/31/14(c)	10.00	—	0.20	0.20	—	—	—	10.20
Class I
Year Ended 3/31/18	$11.07	0.15	2.16	2.31	(0.12)	—(b)	(0.12)	$13.26
Year Ended 3/31/17	9.95	0.12	1.12	1.24	(0.08)	(0.04)	(0.12)	11.07
Year Ended 3/31/16	11.01	0.06	(1.07)	(1.01)	(0.01)	(0.04)	(0.05)	9.95
Year Ended 3/31/15	10.21	0.09	1.05	1.14	(0.23)	(0.11)	(0.34)	11.01
Period Ended 3/31/14(c)	10.00	0.01	0.20	0.21	—	—	—	10.21
Class R6
Year Ended 3/31/18	$11.13	0.15	2.15	2.30	(0.12)	—(b)	(0.12)	$13.31
Period Ended 3/31/17(d)	10.08	0.04	1.08	1.12	(0.03)	(0.04)	(0.07)	11.13

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(d)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

50

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/18	20.42%(b)	$48,235	1.03%(c)	0.76%	1.55%	42%
Year Ended 3/31/17	12.42%	5,115	0.98%	1.09%	1.80%	19%
Year Ended 3/31/16	(9.39)%	2,540	1.14%(d)	0.71%	2.74%	19%
Year Ended 3/31/15	11.17%	2,849	1.45%	0.64%	4.96%	37%
Period Ended 3/31/14(e)	2.00%(f)	2,550	1.45%(g)	0.04%(g)	8.77%(g)	11%
Class I
Year Ended 3/31/18	20.81%(b)	$556,822	0.78%(c)	1.20%	1.18%	42%
Year Ended 3/31/17	12.56%	223,971	0.73%	1.18%	1.30%	19%
Year Ended 3/31/16	(9.18)%	75,250	0.75%(d)	0.62%	1.89%	19%
Year Ended 3/31/15	11.38%	4,017	1.20%	0.87%	4.65%	37%
Period Ended 3/31/14(e)	2.10%(f)	2,551	1.20%(g)	0.29%(g)	8.52%(g)	11%
Class R6
Year Ended 3/31/18	20.63%(b)	$44,584	0.77%(c)	1.16%	1.09%	42%
Period Ended 3/31/17(h)	11.20%(f)	23,224	0.73%(g)	0.95%(g)	1.28%(g)	19%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(b)	Includes a payment made by the sub-advisor (see Note 3). The impact of the payment to total returns for each class is 0.17%.
(c)	Beginning January 2, 2018, the net operating expenses were contractually limited to 1.13%, 0.88% and 0.88% of average daily net assets for Class A, Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.
(d)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.975% and 0.725% of average daily net assets for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2016.

51

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

(e)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

See Notes to the Financial Statements.

52

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/18	$10.15	0.06	1.54	1.60	(0.26)	(0.01)	(0.27)	$11.48
Year Ended 3/31/17	9.35	0.06	1.14	1.20	(0.40)	—	(0.40)	10.15
Year Ended 3/31/16	10.49	0.12	(1.16)	(1.04)	(0.02)	(0.08)	(0.10)	9.35
Year Ended 3/31/15	10.37	0.03	0.44	0.47	(0.20)	(0.15)	(0.35)	10.49
Period Ended 3/31/14(b)	10.00	0.04	0.33	0.37	—	—	—	10.37
Class I
Year Ended 3/31/18	$10.15	0.09	1.55	1.64	(0.29)	(0.01)	(0.30)	$11.49
Year Ended 3/31/17	9.35	0.08	1.15	1.23	(0.43)	—	(0.43)	10.15
Year Ended 3/31/16	10.49	0.14	(1.15)	(1.01)	(0.05)	(0.08)	(0.13)	9.35
Year Ended 3/31/15	10.37	0.06	0.44	0.50	(0.23)	(0.15)	(0.38)	10.49
Period Ended 3/31/14(b)	10.00	0.05	0.32	0.37	—	—	—	10.37

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.

53

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/18	16.53%	$3,070	1.77%(b)	0.55%	4.66%	26%
Year Ended 3/31/17	13.24%	2,625	1.85%	0.57%	5.02%	38%
Year Ended 3/31/16	(9.86)%	2,319	1.85%	1.25%	5.42%	34%
Year Ended 3/31/15	4.64%	2,719	1.85%	0.31%	5.58%	32%
Period Ended 3/31/14(c)	3.70%(d)	2,592	1.85%(e)	1.49%(e)	8.96%(e)	19%
Class I
Year Ended 3/31/18	16.89%	$3,766	1.52%(b)	0.81%	4.43%	26%
Year Ended 3/31/17	13.53%	2,907	1.60%	0.84%	4.76%	38%
Year Ended 3/31/16	(9.60)%	2,347	1.60%	1.50%	5.17%	34%
Year Ended 3/31/15	4.93%	2,724	1.60%	0.56%	5.32%	32%
Period Ended 3/31/14(c)	3.70%(d)	2,594	1.60%(e)	1.74%(e)	8.71%(e)	19%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(b)	Beginning October 2, 2017, the net operating expenses were contractually limited to 1.70% and 1.45% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.
(c)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(d)	Not annualized.
(e)	Annualized.

See Notes to the Financial Statements.

54

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Value Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Asset Value, End of Year
Class I
Period Ended 3/31/18(b)	$10.00	0.02	0.15	0.17	—	$10.17
Class R6
Period Ended 3/31/18(b)	$10.00	0.02	0.15	0.17	—	$10.17

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

55

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Value Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Period Ended 3/31/18(b)	1.90%(c)	$2,543	1.11%(d)	1.75%(d)	9.98%(d)	27%
Class R6
Period Ended 3/31/18(b)	1.90%(c)	$2,543	1.06%(d)	1.80%(d)	9.60%(d)	27%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(b)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.
(c)	Not annualized.
(d)	Annualized.

See Notes to the Financial Statements.

56

FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 3/31/18	$11.31	0.07	2.82	2.89	(0.08)	(0.43)	(0.51)	$13.69
Year Ended 3/31/17	10.12	0.07	1.20	1.27	(0.08)	—	(0.08)	11.31
Year Ended 3/31/16	10.31	0.05	(0.12)	(0.07)	(0.12)	—	(0.12)	10.12
Period Ended 3/31/15(b)	10.00	0.01	0.30	0.31	—(c)	—	—(c)	10.31
Class R6
Year Ended 3/31/18	$11.39	0.07	2.85	2.92	(0.11)	(0.43)	(0.54)	$13.77
Period Ended 3/31/17(d)	10.42	—(c)	0.97	0.97	—	—	—	11.39

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.
(c)	Less than $0.01 or $(0.01) per share.
(d)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

57

FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 3/31/18	25.71%	$11,236	0.94%(b)	0.50%	2.52%	30%
Year Ended 3/31/17	12.58%	7,102	1.05%	0.65%	3.26%	36%
Year Ended 3/31/16	(0.63)%	5,197	1.05%	0.48%	3.97%	34%
Period Ended 3/31/15(c)	3.13%(d)	5,155	1.05%(e)	0.19%(e)	3.46%(e)	11%
Class R6
Year Ended 3/31/18	25.80%	$ 14	0.90%(b)	0.56%	30.59%	30%
Period Ended 3/31/17(f)	9.31%(d)	11	1.00%(e)	0.10%(e)	77.25%(e)	36%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(b)	Beginning October 2, 2017, the net operating expenses were contractually limited to 0.86% and 0.81% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.
(c)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

See Notes to the Financial Statements.

58

FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 3/31/18	$ 9.69	0.11	1.88	1.99	(0.12)	(0.17)	(0.29)	$11.39
Year Ended 3/31/17	9.47	0.09	0.18	0.27	(0.05)	—	(0.05)	9.69
Year Ended 3/31/16	10.21	0.12	(0.69)	(0.57)	(0.17)	—	(0.17)	9.47
Period Ended 3/31/15(b)	10.00	0.02	0.19	0.21	—(c)	—	—(c)	10.21
Class R6
Year Ended 3/31/18	$ 9.74	0.13	1.88	2.01	(0.14)	(0.17)	(0.31)	$11.44
Period Ended 3/31/17(d)	9.11	0.02	0.61	0.63	—(c)	—	—(c)	9.74

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.
(c)	Less than $0.01 or $(0.01) per share.
(d)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

59

FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 3/31/18	20.82%	$65,372	0.94%(b)	1.03%	1.32%	45%
Year Ended 3/31/17	2.85%	25,145	1.00%	0.99%	1.84%	38%
Year Ended 3/31/16	(5.52)%	5,483	1.00%	1.23%	3.92%	35%
Period Ended 3/31/15(c)	2.12%(d)	5,308	1.00%(e)	0.59%(e)	3.50%(e)	8%
Class R6
Year Ended 3/31/18	20.75%	$ 13	0.89%(b)	1.14%	30.23%	45%
Period Ended 3/31/17(f)	6.96%(d)	11	0.95%(e)	0.46%(e)	77.08%(e)	38%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(b)	Beginning October 2, 2017, the net operating expenses were contractually limited to 0.89% and 0.84% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.
(c)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

See Notes to the Financial Statements.

60

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following five investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

- RBC Emerging Markets Small Cap Equity Fund (“Emerging Markets Small Cap Equity Fund”)

- RBC Emerging Markets Value Equity Fund (“Emerging Markets Value Equity Fund”)

- RBC Global Opportunities Fund (“Global Opportunities Fund”)

- RBC International Opportunities Fund (“International Opportunities Fund”)

Emerging Markets Equity Fund offers three share classes: Class A, Class R6 and Class I shares.

Emerging Markets Small Cap Equity Fund offers two share classes: Class A and Class I shares. Emerging Markets Value Equity Fund, Global Opportunities Fund and International Opportunities Fund each offer two share classes: Class I and Class R6 shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and RBC Global Asset Management (UK) Limited (“RBC GAM (UK)” or “Sub-Advisor”) serves as the investment sub-advisor. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value

61

NOTES TO FINANCIAL STATEMENTS

Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

Many securities markets and exchanges outside of North American time zones close prior to the close of the NYSE; therefore, the closing prices for equity securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. The Funds have procedures in place to fair value foreign equity securities traded in countries outside North American time zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price. The Funds generally categorize such evaluated fair value prices as Level 2 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration,

62

NOTES TO FINANCIAL STATEMENTS

prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2018 is as follows:

63

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Equity Fund Assets:
Investments in Securities
Common Stocks
Argentina	$8,877,600	$—	$—	$8,877,600
Bangladesh	—	5,221,423	—	5,221,423
Brazil	39,099,873	—	—	39,099,873
Chile	—	19,245,131	—	19,245,131
China	67,759,914	32,137,711	—	99,897,625
Hong Kong	—	26,548,776	—	26,548,776
India	13,264,719	65,883,324	—	79,148,043
Indonesia	—	23,470,422	—	23,470,422
Japan	6,649,594	—	—	6,649,594
Korea	45,469,294	—	—	45,469,294
Luxembourg	6,035,732	—	—	6,035,732
Malaysia	7,562,978	—	—	7,562,978
Mexico	5,774,030	—	—	5,774,030
Nigeria	—	5,599,193	—	5,599,193
Peru	16,701,062	—	—	16,701,062
Philippines	—	16,641,768	—	16,641,768
South Africa	—	87,191,764	—	87,191,764
Taiwan	80,913,435	—	—	80,913,435
Thailand	16,683,748	—	—	16,683,748
Turkey	—	10,838,005	—	10,838,005
United Kingdom	—	21,959,072	—	21,959,072
United States	—	10,261,809	—	10,261,809
Investment Company	25,928,195	—	—	25,928,195
Preferred Stocks	—	2,569,222	—	2,569,222

Total Assets	$340,720,174	$327,567,620	$—	$668,287,794

64

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Small Cap Equity Fund Assets:
Investments in Securities
Equity Linked Security	$151,480	$—	$—	$151,480
Common Stocks
Bangladesh	—	97,475	—	97,475
Brazil	452,385	106,450	—	558,835
Chile	369,611	—	—	369,611
China	211,913	222,110	—	434,023
Egypt	74,372	—	—	74,372
Hong Kong	—	57,796	—	57,796
India	—	1,308,901	—	1,308,901
Indonesia	—	158,961	—	158,961
Korea	623,025	—	—	623,025
Malaysia	134,863	—	—	134,863
Mexico	251,566	—	—	251,566
Nigeria	—	51,853	—	51,853
Pakistan	—	45,227	—	45,227
Philippines	—	362,248	—	362,248
South Africa	—	410,262	—	410,262
Sri Lanka	—	69,334	—	69,334
Taiwan	758,414	—	—	758,414
Thailand	516,726	—	—	516,726
United States	—	155,967	—	155,967
Investment Company	82,676	—	—	82,676
Preferred Stocks	—	132,260	111	132,371

Total Assets	$3,627,031	$3,178,844	$111	$6,805,986

65

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Value Equity Fund Assets:
Investments in Securities
Rights/Warrants	$—	$25,403	$—	$25,403
Common Stocks
Argentina	43,188	—	—	43,188
Bangladesh	—	36,229	—	36,229
Brazil	289,964	—	—	289,964
China	927,332	306,500	—	1,233,832
Egypt	—	28,409	—	28,409
Hong Kong	—	87,699	—	87,699
Hungary	—	78,729	—	78,729
Indonesia	—	105,481	—	105,481
Korea	751,620	—	—	751,620
Luxembourg	58,482	—	—	58,482
Mexico	125,973	—	—	125,973
Nigeria	—	37,207	—	37,207
Pakistan	—	51,615	—	51,615
Philippines	—	26,568	—	26,568
Poland	—	43,887	—	43,887
Russia	366,036	24,280	—	390,316
South Africa	—	306,828	—	306,828
Taiwan	560,500	—	—	560,500
Thailand	51,194	—	—	51,194
Turkey	—	137,620	—	137,620
Exchange Traded Funds	331,061	—	—	331,061
Preferred Stocks	268,063	—	—	268,063

Total Assets	$3,773,413	$1,296,455	$—	$5,069,868

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Opportunities Fund Assets:
Investments in Securities
Common Stocks
Belgium	$—	$325,003	$—	$325,003
Germany	—	358,980	—	358,980
Hong Kong	—	285,517	—	285,517
India	493,850	—	—	493,850
Ireland	—	219,219	—	219,219
Japan	505,719	—	—	505,719
South Africa	—	280,931	—	280,931
Switzerland	—	513,849	—	513,849
Taiwan	376,336	—	—	376,336
United Kingdom	—	1,290,896	—	1,290,896
United States	6,368,569	—	—	6,368,569
Investment Company	234,335	—	—	234,335

Total Assets	$7,978,809	$3,274,395	$—	$11,253,204

66

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Opportunities Fund Assets:
Investments in Securities
Common Stocks
Australia	$—	$2,930,488	$—	$2,930,488
Belgium	—	3,090,277	—	3,090,277
Canada	2,191,146	—	—	2,191,146
China	1,065,482	—	—	1,065,482
Denmark	—	1,168,508	—	1,168,508
France	—	2,299,195	—	2,299,195
Germany	—	4,155,971	—	4,155,971
Hong Kong	—	3,115,138	—	3,115,138
India	3,099,699	—	—	3,099,699
Ireland	—	2,786,609	—	2,786,609
Japan	10,757,707	—	—	10,757,707
Korea	660,041	—	—	660,041
Netherlands	—	2,417,528	—	2,417,528
South Africa	—	2,611,333	—	2,611,333
Switzerland	—	5,499,578	—	5,499,578
Taiwan	3,252,156	—	—	3,252,156
Thailand	1,403,390	—	—	1,403,390
United Kingdom	—	12,077,305	—	12,077,305
Investment Company	1,349,173	—	—	1,349,173

Total Assets	$23,778,794	$42,151,930	$—	$65,930,724

The Funds did not have any liabilities that were measured at fair value on a recurring basis at March 31, 2018.

During the period ended March 31, 2018, for Emerging Markets Small Cap Equity Fund, transfers to Level 2 from Level 1 in the amount of $69,739 were due to the absence of an active trading market for the securities on March 31, 2018; securities were transferred from Level 2 to Level 1 in the amount of $58,275,016, $1,885,062, $152,807 and $2,937,389 for the Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and International Opportunities Fund since the trading market became active for the securities. There were no transfers for the Emerging Markets Value Equity Fund. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the period utilizing fair value at the beginning of the period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Emerging Markets Small Cap Equity Fund
Preferred Stocks– (Philippines)
Balance as of 3/31/17(value)	$116
Change in unrealized appreciation (depreciation)*	(5)
Balance as of 3/31/18(value)	$111

*	Net change in unrealized appreciation/(depreciation) in Level 3 securities still held at March 31, 2018

67

NOTES TO FINANCIAL STATEMENTS

The Funds’ assets assigned to the Level 3 category were valued using market data or trade information specific to the security or comparable issues. However, due to a lack of market activity or corroborating data to support the valuations, the investments were classified as Level 3.

The significant unobservable inputs used in fair value measurement of the Level 3 security shown above include the subscription price paid by the Fund when the preferred shares were received and security-specific characteristics, including whether it may be converted into common shares. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement.

Financial Instruments:

Repurchase Agreements:

The Funds, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended March 31, 2018.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. In certain foreign markets where declaration of a dividend follows the ex-dividend date, the dividend will be recorded when the Fund is notified of the declaration date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (”REITs“) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations,

68

NOTES TO FINANCIAL STATEMENTS

which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gain and losses, including foreign currency gains and losses, foreign taxes, partnership transactions and non-deductible expenses.

For the year ended March 31, 2018, reclassifications for permanent differences were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Emerging Markets Equity Fund	$(1,045,951)	$251,888	$794,063
Emerging Markets Small Cap Equity Fund	(294)	122,160	(121,866)
Emerging Markets Value Equity Fund	(10,695)	(5,491)	16,186
Global Opportunities Fund	(76)	2,446	(2,370)
International Opportunities Fund	(108)	(45,811)	45,919

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Market Equity Fund	0.95%
Emerging Markets Small Cap Equity Fund	1.25%
Emerging Markets Value Equity Fund	0.95%
Global Opportunities Fund*	0.76%
International Opportunities Fund	0.80%

* Prior to October 2, 2017, the annual rate for Global Opportunities Fund for advisory fee was 0.85% RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A, Class I and Class R6 shares of each Fund to the following levels:

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Markets Equity Fund*	1.13%	0.88%	0.88%
Emerging Markets Small Cap Equity Fund**	1.70%	1.45%	N/A
Emerging Markets Value Equity Fund	N/A	1.11%	1.06%
Global Opportunities Fund***	N/A	0.86%	0.81%
International Opportunities Fund****	N/A	0.89%	0.84%

* Prior to January 2, 2018, the annual rate for Emerging Markets Equity Fund under the expense limitation agreement was 0.975% for Class A, 0.725% for Class I and 0.725% for Class R6.

** Prior to October 2, 2017, the annual rate for Emerging Markets Small Cap Equity Fund under the expense limitation agreement was 1.85% for Class A, and 1.60% for Class I.

69

NOTES TO FINANCIAL STATEMENTS

*** Prior to October 2, 2017, the annual rate for Global Opportunities Fund under the expense limitation agreement was 1.05% for Class I, and 1.00% for Class R6.

**** Prior to October 2, 2017, the annual rate for International Opportunities Fund under the expense limitation agreement was 1.00% for Class I, and 0.95% for Class R6.

This expense limitation agreement is in place until July 31, 2019 (September 30, 2018 for Emerging Markets Equity Fund). Each Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

At March 31, 2018, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 3/31/16	FYE 3/31/17	FYE 3/31/18	Total
Emerging Markets Equity Fund	$338,439	$785,515	$2,019,686	$3,143,640
Emerging Markets Small Cap Equity Fund	171,048	159,332	176,300	506,680
Emerging Markets Value Equity Fund	—	—	57,844	57,844
Global Opportunities Fund	150,126	129,225	146,186	425,537
International Opportunities Fund	159,942	152,817	199,478	512,237

RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment. There were no voluntary waivers for the year ended March 31, 2018.

The Funds are sub-advised by RBC GAM (UK), which is a wholly-owned subsidiary of Royal Bank of Canada, which is the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (”BNY Mellon“) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with ”Accounting fees“ in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $54,000 ($49,000 prior to October 1, 2017). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in ”Trustees’ fees“.

In conjunction with the launch of each of the Funds, the Advisor invested seed capital to provide the Fund with each of the Fund’s initial investment assets. The table below shows, as of March 31, 2018, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

70

NOTES TO FINANCIAL STATEMENTS

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Markets Small Cap Equity Fund	$6,835,280	532,287	89.5%
Emerging Markets Value Equity Fund	$5,086,006	500,000	100.0%
Global Opportunities Fund	$11,249,725	530,737	64.6%
International Opportunities Fund	$65,384,527	968,915	16.9%

On March 29, 2018, the Sub-Advisor agreed to make a capital contribution to Emerging Markets Equtiy Fund in the amount of $1,035,862 to reimburse the Fund for losses incurred resulting from a trade processing error. The payment was made on April 23, 2018.

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended March 31, 2018, there were no fees waived by the Distributor.

For the year ended March 31, 2018, the Distributor received commissions of $3,109 front-end sales charges of Class A shares, of the Funds, of which $677 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares or Class C shares of the Funds during the year ended March 31, 2018.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2018 were as follows:

	Purchases	Sales
Emerging Markets Equity Fund	$536,285,370	$204,892,073
Emerging Markets Small Cap Equity Fund	1,930,197	1,579,257
Emerging Markets Value Equity Fund	5,912,537	932,892
Global Opportunities Fund	5,042,102	2,690,906
International Opportunities Fund	54,388,843	22,715,591

71

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Markets Equity Fund		Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$57,250,786	$5,165,315	$29,740	$5,000
Distributions reinvested	406,738	29,023	72,501	99,845
Cost of shares redeemed	(19,744,150)	(3,042,950)	(9,734)	(5,267)

Change in Class A	$37,913,374	$2,151,388	$92,507	$99,578

Class I
Proceeds from shares issued	$355,734,610	$142,074,792	$504,388	$312,698
Distributions reinvested	3,896,653	1,112,649	88,517	106,882
Cost of shares redeemed	(89,008,238)	(11,949,468)	(131,045)	(104,474)

Change in Class I	$270,623,025	$131,237,973	$461,860	$315,106

Class R6
Proceeds from shares issued	$15,684,242	$21,110,000	$—	$—
Distributions reinvested	386,471	149,036	—	—
Cost of shares redeemed	(128,888)	(10,351)	—	—

Change in Class R6	$15,941,825	$21,248,685	$—	$—

Change in net assets resulting from capital transactions	$324,478,224	$154,638,046	$554,367	$414,684

72

NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Equity Fund		Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	4,714,431	490,807	2,717	546
Reinvested	32,102	2,910	6,738	10,724
Redeemed	(1,519,205)	(283,934)	(860)	(569)

Change in Class A	3,227,328	209,783	8,595	10,701

Class I
Issued	28,127,728	13,701,422	45,085	34,249
Reinvested	303,006	110,055	8,227	11,493
Redeemed	(6,647,984)	(1,147,574)	(11,925)	(10,260)

Change in Class I	21,782,750	12,663,903	41,387	35,482

Class R6
Issued	1,241,861	2,073,683	—	—
Reinvested	29,913	14,669	—	—
Redeemed	(10,141)	(999)	—	—

Change in Class R6	1,261,633	2,087,353	—	—

Change in shares resulting from capital transactions	26,271,711	14,961,039	49,982	46,183

	Emerging Markets Value Equity Fund	Global Opportunities Fund
	For the Period Ended March 31, 2018(a)	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$2,500,000	$2,299,847	$1,197,391
Distributions reinvested	—	366,557	42,516
Cost of shares redeemed	—	(85,339)	(10,645)

Change in Class I	$2,500,000	$2,581,065	$1,229,262

Class R6
Proceeds from shares issued	$2,500,000	$—	$10,000
Distributions reinvested	—	521	—

Change in Class R6	$2,500,000	$521	$10,000

Change in net assets resulting from capital transactions	$5,000,000	$2,581,586	$1,239,262

73

NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Value Equity Fund		Global Opportunities Fund
	For the Period Ended March 31, 2018(a)	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
SHARE TRANSACTIONS:
Class I
Issued	250,000	171,786	111,192
Reinvested	—	27,560	4,000
Redeemed	—	(6,347)	(1,007)

Change in Class I	250,000	192,999	114,185

Class R6
Issued	250,000	—	960
Reinvested	—	39	—

Change in Class R6	250,000	39	960

Change in shares resulting from capital transactions	500,000	193,038	115,145

(a)For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

	International Opportunities Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$39,160,594	$18,903,370
Distributions reinvested	1,367,498	110,935
Cost of shares redeemed	(7,448,076)	(265,440)

Change in Class I	$33,080,016	$18,748,865

Class R6
Proceeds from shares issued	$—	$10,000
Distributions reinvested	343	4

Change in Class R6	$343	$10,004

Change in net assets resulting from capital transactions	$33,080,359	$18,758,869

74

NOTES TO FINANCIAL STATEMENTS

	International Opportunities Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
SHARE TRANSACTIONS:
Class I
Issued	3,708,633	2,031,630
Reinvested	119,641	12,205
Redeemed	(683,755)	(29,014)

Change in Class I	3,144,519	2,014,821

Class R6
Issued	—	1,098
Reinvested	30	—

Change in Class R6	30	1,098

Change in shares resulting from capital transactions	3,144,549	2,015,919

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the tax years ended March 31 of the years 2016 , 2017 and 2018 for Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and International Opportunities Fund and for the period ending March 31, 2018 for the Emerging Markets Value Equity Fund), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended March 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2018, the Funds did not incur any interest or penalties.

As of March 31, 2018, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Equity Fund	$615,991,963	$75,263,355	$(22,967,524)	$52,295,831
Emerging Markets Small Cap Equity Fund	5,846,181	1,573,966	(614,161)	959,805
Emerging Markets Value Equity Fund	5,002,028	220,162	(152,322)	67,840
Global Opportunities Fund	9,173,743	2,394,739	(315,278)	2,079,461
International Opportunities Fund	60,112,306	8,164,740	(2,346,322)	5,818,418

75

NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, passive foreign investment company mark-to-market adjustment and cumulative partnership basis adjustment.

The tax character of distributions during the year ended March 31, 2018 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$5,164,447	$171,910	$5,336,357	$5,336,357
Emerging Markets Small Cap Equity Fund	153,053	7,965	161,018	161,018
Emerging Markets Value Equity Fund	—	—	—	—
Global Opportunities Fund	245,284	122,738	368,022	368,022
International Opportunities Fund	784,018	597,241	1,381,259	1,381,259

The tax character of distributions during the year ended March 31, 2017 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$1,369,659	$241,505	$1,611,164	$1,611,164
Emerging Markets Small Cap Equity Fund	206,727	—	206,727	206,727
Global Opportunities Fund	42,516	—	42,516	42,516
International Opportunities Fund	110,940	—	110,940	110,940

As of March 31, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Emerging Markets Value Equity Fund	Global Opportunities Fund	International Opportunities Fund
Undistributed ordinary income	$5,911,520	$5,979	$28,575	$75,386	$656,569
Undistributed long term gain	36,808,413	—	—	188,147	1,318,286

Accumulated earnings	42,719,933	5,979	28,575	263,533	1,974,855
Unrealized appreciation	51,376,164	943,415	68,126	2,079,837	5,814,464

Total Accumulated Earnings	$94,096,097	$949,394	$96,701	$2,343,370	$7,789,319

76

NOTES TO FINANCIAL STATEMENTS

During the year ended March 31, 2018, the Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and the International Opportunities Fund utilized capital losses in the amount of $55,578, $41,327 and $381,286, respectively.

As of March 31, 2018, the Funds did not have any capital loss carryforwards for federal income tax purposes.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Emerging Markets Small Cap Fund deferred long-term qualified late-year capital losses of $(4,893) and short-term qualified late-year capital losses of $18,804 which will be treated as arising on the first business day of the year ended March 31, 2019.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended March 31, 2018, redemption fees were collected by the Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund and Global Opportunities Fund in the amount of $7,967, $11 and $3, respectively. There were no redemption fees collected by the other funds. Redemption fees collected by the Funds are included in the cost of shares redeemed on the Statements of Changes in Net Assets.

9. Significant Risks

Shareholder concentration risk:

As of March 31, 2018, the Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Non-Affiliated Omnibus Accounts	% of Fund
Emerging Markets Equity Fund	2	58.4%
Global Opportunities Fund	2	28.0%
International Opportunities Fund	1	79.4%

Significant transactions by these shareholders may impact the Funds’ performance.

Industry and sector focus risk:

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

10. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, and RBC International Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (five of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2018, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

RBC Emerging Markets Equity Fund (2)	RBC Global Opportunities Fund (3)
RBC Emerging Markets Small Cap Equity Fund (1)	RBC International Opportunities Fund (3)
RBC Emerging Markets Value Equity Fund (4)

(1)  Statement of operations for the year ended March 31, 2018, statement of changes in net assets for each of the two years in the period ended March 31, 2018 and financial highlights for each of the two years in the period ended March 31, 2018

(2)  Statement of operations for the year ended March 31, 2018, statement of changes in net assets for each of the two years in the period ended March 31, 2018 and financial highlights for Class A and Class I for each of the two years in the period ended March 31, 2018 and for Class R6 for the year ended March 31, 2018 and for the period November 22, 2016 (commencement of operations) through March 31, 2017

(3)  Statement of operations for the year ended March 31, 2018, statement of changes in net assets for each of the two years in the period ended March 31, 2018 and financial highlights for Class I for each of the two years in the period ended March 31, 2018 and for Class R6 for the year ended March 31, 2018 and for the period November 22, 2016 (commencement of operations) through March 31, 2017

(4) Statements of operations and changes in net assets and financial highlights for the period February 9, 2018 (commencement of operations) through March 31, 2018

The financial statements of RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Global Opportunities Fund, and RBC International Opportunities Fund as of and for the year ended March 31, 2016 and the financial highlights for each of the periods ended on or prior to March 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 24, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 25, 2018

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

79

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the year ended March 31, 2018, the following Funds had a qualified dividend income percentage of:

Qualified
Dividend
Income
Emerging Markets Equity Fund	60.66%
Emerging Markets Small Cap Equity Fund	53.56%
Emerging Markets Value Equity Fund	48.24%
Global Opportunities Fund	43.09%
International Opportunities Fund	70.90%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2018 qualify for the corporate dividends received deduction:

Dividends
Received
Deduction
Emerging Markets Equity Fund	0.00%
Emerging Markets Small Cap Equity Fund	0.00%
Emerging Markets Value Equity Fund	0.00%
Global Opportunities Fund	16.55%
International Opportunities Fund	0.00%

For the year ended March 31, 2018, the following Funds had a qualified interest income percentage of:

Qualified
Interest
Income
Emerging Markets Equity Fund	1.62%
Emerging Markets Small Cap Equity Fund	0.51%
Emerging Markets Value Equity Fund	0.00%
Global Opportunities Fund	1.53%
International Opportunities Fund	0.92%

For the year ended March 31, 2018, the following Funds had a qualified short term gains percentage of:

Qualified
Short-Term
Gains
Emerging Markets Equity Fund	84.41%
Emerging Markets Small Cap Equity Fund	0.00%

80

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Qualified
Short-Term
Gains
Emerging Markets Value Equity Fund	100.00%
Global Opportunities Fund	97.78%
International Opportunities Fund	92.20%

For the year ended March 31, 2018, the following Funds had a qualified foreign source income percentage of:

Qualified Foreign Source Income %
Emerging Markets Equity Fund	100.00%
Emerging Markets Small Cap Equity Fund	100.00%
Emerging Markets Value Equity Fund	100.00%
Global Opportunities Fund	0.00%
International Opportunities Fund	93.27%

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended March 31, 2018 as follows:

	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Equity Fund	$857,291	$10,796,964
Emerging Markets Small Cap Equity Fund	8,573	155,893
Emerging Markets Value Equity Fund	2,132	21,341
Global Opportunities Fund	0	0
International Opportunities Fund	81,668	1,119,482

Pursuant to Internal Revenue Code Section 852(b)(3), Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and International Opportunities Fund reported $36,980,323, $7,965, $310,885 and $1,915,527 respectively as long-term capital gain distributions for the year ended March 31, 2018.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

81

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

82

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward (65)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); Chartered Financial Analyst (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (54)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

83

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (54)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Kathleen A. Hegna (51)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (49)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

84

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer three share classes: Class A, Class I and Class R6.

Class A

Class A shares, offered by Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund, are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum upfront sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in all Funds except Emerging Markets Small Cap Equity Fund and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

85

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018, except for Emerging Markets Value Equity Fund, which is for the period of February 9, 2018 (commencement of operations) through March 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period* 10/1/17–3/31/18	Annualized Expense Ratio During Period 10/1/17–3/31/18
Emerging Markets Equity Fund
	Class A	$1,000.00	$1,058.60	$5.36	1.05%
	Class I	1,000.00	1,060.60	4.14	0.81%
	Class R6	1,000.00	1,059.70	4.11	0.80%
Emerging Markets Small Cap Equity Fund
	Class A	1,000.00	1,100.30	8.85	1.70%
	Class I	1,000.00	1,102.60	7.56	1.45%
Emerging Markets Value Equity Fund**
	Class I	1,000.00	1,019.00	1.44	1.11%
	Class R6	1,000.00	1,019.00	1.38	1.06%
Global Opportunities Fund
	Class I	1,000.00	1,087.00	4.45	0.86%
	Class R6	1,000.00	1,087.20	4.19	0.81%
International Opportunities Fund
	Class I	1,000.00	1,051.00	4.53	0.89%
	Class R6	1,000.00	1,050.10	4.27	0.84%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 181/365 (to reflect one half-year period).

**Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 47/365 (to reflect February 9, 2018 (commencement of operations) through March 31, 2018).

86

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period* 10/1/17-3/31/18	Annualized Expense Ratio During Period 10/1/17-3/31/18
Emerging Markets Equity Fund
	Class A	$1,000.00	$1,019.59	$5.26	1.05%
	Class I	1,000.00	1,020.77	4.06	0.81%
	Class R6	1,000.00	1,020.81	4.03	0.80%
Emerging Markets Small Cap Equity Fund
	Class A	1,000.00	1,016.36	8.50	1.70%
	Class I	1,000.00	1,017.60	7.25	1.45%
Emerging Markets Value Equity Fund**
	Class I	1,000.00	1,005.01	1.43	1.11%
	Class R6	1,000.00	1,005.07	1.37	1.06%
Global Opportunities Fund
	Class I	1,000.00	1,020.53	4.31	0.86%
	Class R6	1,000.00	1,020.78	4.06	0.81%
International Opportunities Fund
	Class I	1,000.00	1,020.38	4.46	0.89%
	Class R6	1,000.00	1,020.63	4.21	0.84%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 181/365 (to reflect one half-year period).

**Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 47/365 (to reflect February 9, 2018 (commencement of operations) through March 31, 2018).

87

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

This section provides information regarding the approval of the investment advisory and sub advisory agreements for the RBC Emerging Markets Value Equity Fund (the “Fund”), which commenced operations on February 9, 2018. RBC Global Asset Management (U.S.) Inc. (the “Advisor”) serves as the Fund’s investment advisor and RBC Global Asset Management (UK) Limited (the “Sub-Advisor”) serves as the Fund’s sub-advisor.

The Board of Trustees of RBC Funds Trust (the “Trust”) created the Fund following a 2017 strategic review of the RBC Funds family in order to respond to market demand and provide investors with access to the Sub-Advisor’s emerging markets value equity investing capabilities. During meetings in August and September of 2017, the Board met with representatives from the Advisor’s senior management team and the Sub-Advisor’s investment team to discuss relevant information regarding the Fund and the proposed management of the Fund by the Advisor and Sub-Advisor. In addition to considering information specifically requested and presented in connection with the meetings regarding the capabilities of the Advisor and Sub-Advisor and their planned management of the Fund, the Trustees also considered information presented in connection with renewals of investment advisory and sub-advisory agreements with the Advisor and Sub-Advisor for other similar RBC Funds managed by the same investment team, as well as information provided at regular quarterly Board and Committee meetings throughout the year. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the information and materials considered, the Trustees’ responsibilities with regard to the information and materials, and the Trustees’ responsibilities under relevant laws and regulations.

As part of their review of the advisory agreements, the independent Trustees requested and considered information regarding the advisory services to be performed for the Fund by the Advisor and Sub-Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Fund, and the relevant experience of the Advisor and Sub-Advisor. The Trustees focused their consideration of the advisory agreements on reviewing the nature, quality, and extent of the services to be provided under the agreements and the performance of the Advisor and Sub-Advisor in managing products in a similar style to the Fund. In this regard, the Trustees considered the performance record of the Sub-Advisor in managing the RBC Emerging Markets Equity Fund and the RBC Emerging Markets Small Cap Equity Fund, as well as the historical performance of a composite of accounts managed by the Sub-Advisor in a style similar to that of the Fund. The Trustees expressed confidence in the Advisor’s management team and the Sub-Advisor’s investment team, recognizing the strong research and fundamental analysis capabilities and significant portfolio management experience of the Sub-Advisor.

The Trustees also reviewed information regarding the anticipated expense structure of the Fund, along with comparative information on the services to be rendered to, and fees to be paid by, the Fund. Although the Advisor indicated that it was premature to impose contractual advisory fee breakpoints, the Trustees noted that the Board and Advisor would evaluate fee and expense levels and breakpoints going forward as profitability and economy of scale information for the Fund is developed over time. The Trustees viewed favorably the Advisor’s agreement to contractually limit the annual expenses of the Fund through at least July 31, 2019. The Trustees concluded that the Fund’s advisory fee was fair and reasonable in light of the level and quality of the services to be provided under all of the circumstances and was within the range of what might have been negotiated at arms’ length.

Based upon their review, the Trustees determined that they were satisfied with the nature, extent, and quality of the services expected to be provided by the Advisor and Sub-Advisor and it was in the interest of the Fund and its shareholders for the Trustees to approve the advisory and sub- advisory agreements. In arriving at their collective decision to approve the agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

88

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2018.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EM AR 03-18

LETTER FROM THE CHIEF INVESTMENT OFFICER

Dear Shareholder:

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) launched the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (the “Funds”) on December 30, 2013. We are pleased that the Funds have three-year track records of delivering what we believe are high quality, diversified fixed income vehicles to clients seeking shorter duration investment solutions.

For the 12-month period ended March 31, 2018, the Funds outperformed their benchmarks. The RBC Short Duration Fixed Income Fund had a net total return of 0.78% (Class I shares) compared to a return of 0.27% for the ICE BofAML 1-3 Year US Corporate & Government Index. The RBC Ultra-Short Fixed Income Fund had a net total return of 1.42% (Class I shares) compared to a return of 0.78% for the ICE BofAML US 1-Year Treasury Bill Index.

During the last year, U.S. Treasury rates increased across the yield curve, with short-term interest rates rising the most. This caused a flattening in the yield curve, as long-term interest rates remained somewhat anchored. The increase in interest rates was largely due to improved U.S. economic performance, growing inflation expectations, and a less accommodative Federal Reserve (the Fed). Over the course of the year (from March 2017 to March 2018), the Fed increased its target federal funds rate four times and also began reducing its balance sheet assets. Going forward, we expect the Fed to continue tightening at a slow and measured pace and will look for possibly two more rates hikes in 2018.

In the corporate sector, option adjusted spreads, a measure of a security’s risk, continued their tightening and strong spread performance for most of 2017. This trend, however, reversed during the first quarter of 2018 as volatility entered back into the market and supply demand dynamics turned unfavorable, causing credit spreads to widen. The Funds were able to take advantage of the positive environment for tightening credit spreads during 2017 as allocations to both financials and industrials helped drive the Funds’ performance over the last year.

Looking forward, we will continue to seek opportunities to positively impact performance by focusing on well researched security selection opportunities and maintaining a diversified portfolio of higher quality bonds. Thank you for your confidence and trust in the RBC Funds.

Michael Lee, CFA

CEO, President and Chief Investment Officer

RBC Global Asset Management (U.S.) Inc.

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk,

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Funds may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofAML 1-3 Year US Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The ICE BofAML US 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

The U.S. Treasury yield curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

2

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM (US)”) serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM (US). In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM (US)’s government mandates. Brian joined RBC GAM (US) in 2005 and most recently led the mortgage and government team before being promoted to Co-Head. Prior to joining RBC GAM (US), he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brandon T. Swensen, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brandon Swensen oversees RBC GAM (US)’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and several cash management and core solutions. Brandon joined RBC GAM (US) in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

3

PERFORMANCE SUMMARY

	1 Year	3 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of March 31, 2018 (Unaudited)

RBC Short Duration Fixed Income Fund
Class A
- At Net Asset Value	0.78%	1.40%	1.45%	0.45%	1.71%
Class I
- At Net Asset Value	0.78%	1.46%	1.52%	0.35%	0.99%

ICE BofAML 1-3 Year U.S. Corporate & Government Index(d)	0.27%	0.67%	0.80%
RBC Ultra-Short Fixed Income Fund
Class A
- At Net Asset Value	1.21%	1.40%	1.19%	0.39%	1.54%
Class I
- At Net Asset Value	1.42%	1.47%	1.26%	0.29%	1.08%

ICE BofAML U.S. 1-Year Treasury Bill Index(d)	0.78%	0.64%	0.52%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced.For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)  The inception date (commencement date) is March 3, 2014 for Class A shares and December 30, 2013 for Class I shares. The performance in the table for the Class A shares prior to March 3, 2014 reflects the performance of the Class I shares since the Fund’s inception.

(b)  The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2018 for Short Duration Fixed Income Fund and until July 31, 2019, for Ultra-Short Fixed Income Fund. For Ultra-Short Fixed Income Fund, effective October 2, 2017, the annual rate under the expense limitation agreement is 0.38% for Class A and 0.28% for Class I. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2018.

(c)   The Fund’s expenses reflect the most recent year end (March 31, 2018).

(d)  Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The ICE BofAML 1-3 Year U.S. Corporate/Government Bond Index is an unmanaged index that tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market with a remaining term to final maturity less than 3 years, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities.

The ICE BofAML 1-Year U.S. Treasury Bill Index is an unmanaged index tracking U.S. government securities with 1 year remaining to maturity.

4

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5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Short Duration Fixed Income Fund
Investment Strategy

Seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of governments and their agencies. The Fund may invest in securities with fixed, floating, or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

Performance

For the 12-month period ended March 31, 2018, the Fund had an annualized total return of 0.78% (Class I). That compares to an annualized total return of 0.27% for the ICE BofAML 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●   A large strategic overweight position in investment grade corporate bonds, particularly in financials and industrials, as option adjusted spreads tightened

●   An out-of-benchmark exposure in asset-backed securities (ABS)

●   The Fund’s sizable allocation to BBB-rated corporates

Factors That Detracted From Relative Returns	● The Fund’s duration and yield curve positioning as interest rates increased near the end of the period ● Defensive positioning in basic materials and energy sectors

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s (S&P) and Moody’s. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. S&P ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. Moody’s ratings are expressed as letters ranging from Aaa, which is the highest grade, to C, which is the lowest grade. Non-investment grade securities are those rated Ba1 or BB+ or below by Moody’s or S&P, respectively.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Short Duration Fixed Income Fund
Current income consistent with preservation of capital.				Investment Objective
ICE BofAML 1-3 Year US Corporate & Government Index				Benchmark
				Asset Allocation as of 3/31/18 (% of Fund’s investments)
JPMorgan Chase & Co., MTN, 2.30%, 8/15/21	1.50%	CarMax Auto Owner Trust, Series 2015-4, Class D, 3.00%, 5/16/22	1.15%	Top Ten Holdings (excluding investment companies) (as of 3/31/18) (% of Fund’s net assets)
Verizon Communications, Inc., 3.00%, 11/1/21	1.34%	Bank of America Corp., (LIBOR USD 3-Month + 0.630%), MTN, 2.33%, 10/1/21	1.13%
World Omni Auto Receivables Trust, Series 2016-B, Class B, 1.73%, 7/15/23	1.31%	Drive Auto Receivables Trust, Series 2017-BA, Class D, 3.72%, 10/17/22	1.10%
AT&T, Inc., 5.20%, 3/15/20	1.22%	Ford Credit Auto Owner Trust, Series 2014-1, Class B, 2.41%, 11/15/25	1.09%
American Tower Corp., REIT, 3.30%, 2/15/21	1.15%
Cooperatieve Rabobank UA, (LIBOR USD 3-Month + 0.480%), 2.19%, 1/10/23	1.15%

*A listing of all portfolio holdings can be found beginning on page 10
				Growth of $10,000 Initial Investment Since Inception (12/30/13)

The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2018 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Ultra-Short Fixed Income Fund
Investment Strategy

Seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of governments and their agencies. The Fund may invest in securities with fixed, floating, or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

Performance

For the 12-month period ended March 31, 2018, the Fund had an annualized total return of 1.42% (Class I). That compares to an annualized total return of 0.78% for the ICE BofAML US 1-Year Treasury Bill Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●   A large strategic overweight position in Investment Grade Corporate bonds, particularly in Financials and Industrials, as option adjusted spreads tightened.

●   An out-of-benchmark exposure in Asset-Backed Securities (ABS).

●   The Fund’s sizable allocation to BBB rated Investment Grade Corporates was beneficial.

Factors That Detracted From Relative Returns	● The Fund’s duration and yield curve positioning detracted as interest rates increased near the end of the period. ● Defensive positioning in Basic Materials and Energy sectors limited returns.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s (S&P) and Moody’s. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. S&P ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. Moody’s ratings are expressed as letters ranging from Aaa, which is the highest grade, to C, which is the lowest grade. Non-investment grade securities are those rated Ba1 or BB+ or below by Moody’s or S&P, respectively.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Ultra-Short Fixed Income Fund
Current income consistent with preservation of capital.				Investment Objective
ICE BofAML US 1-Year Treasury Bill Index				Benchmark
				Asset Allocation as of 3/31/18 (% of Fund’s investments)
Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.10%, 6/15/21	1.47%	National Australia Bank Ltd., (LIBOR USD 3-Month + 0.890%), 2.60%, 1/10/22	1.08%	Top Ten Holdings (excluding investment companies) (as of 3/31/18) (% of Fund’s net assets)
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.73%, 3/8/21	1.30%	Santander Drive Auto Receivables Trust, Series 2015-5, Class D, 3.65%, 12/15/21	1.07%
Ford Motor Credit Co. LLC, 2.34%, 11/2/20	1.24%	Westpac Banking Corp., (LIBOR USD 3-Month + 0.710%), 3.00%, 6/28/22	1.07%
AT&T, Inc., (LIBOR USD 3-Month + 0.890%), 2.72%, 2/14/23	1.18%	Australia & New Zealand Banking Group Ltd., (LIBOR USD 3-Month + 0.710%), 2.59%, 5/19/22	1.07%
Williams Partners LP, 5.25%, 3/15/20	1.10%
Freddie Mac, Series 2011-K10, Class B, 4.62%, 11/1/49	1.09%
*A listing of all portfolio holdings can be found beginning on page 17
				Growth of $10,000 Initial Investment Since Inception (12/30/13)
The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2018 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

9

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund

March 31, 2018

Principal Amount		Value

Corporate Bonds — 68.60%
Basic Materials — 1.15%
$100,000	LyondellBasell Industries NV, 5.00%, 4/15/19	$101,515
200,000	Sherwin-Williams Co. (The), 2.25%, 5/15/20	196,680

		298,195

Communications — 4.16%
175,000	AT&T, Inc., (LIBOR USD 3-Month + 0.890%), 2.72%, 2/14/23(a)	177,429
305,000	AT&T, Inc., 5.20%, 3/15/20	316,889
250,000	Discovery Communications LLC, 2.95%, 3/20/23	240,908
350,000	Verizon Communications, Inc., 3.00%, 11/1/21	347,288

		1,082,514

Consumer, Cyclical — 9.96%
250,000	CVS Health Corp., 2.13%, 6/1/21	241,526
225,000	Delta Air Lines, Inc., 2.88%, 3/13/20	223,534
200,000	Ford Motor Credit Co. LLC, 2.02%, 5/3/19	197,863
250,000	Ford Motor Credit Co. LLC, 3.20%, 1/15/21	247,941
200,000	Ford Motor Credit Co. LLC, 5.75%, 2/1/21	211,579
100,000	General Motors Financial Co., Inc., 3.10%, 1/15/19	100,107
200,000	General Motors Financial Co., Inc., 3.20%, 7/6/21	198,269
100,000	General Motors Financial Co., Inc., 3.45%, 1/14/22	99,645
250,000	Hyundai Capital America, MTN, 2.50%, 3/18/19(b)	248,468
250,000	Newell Brands, Inc., 3.15%, 4/1/21	247,393
250,000	Nissan Motor Acceptance Corp., (LIBOR USD 3-Month + 0.690%), MTN, 2.98%, 9/28/22(a),(b)	250,253
75,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	73,879
250,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	248,904

		2,589,361

Consumer, Non-cyclical — 12.59%
100,000	Allergan Funding SCS, 3.00%, 3/12/20	99,484
100,000	Allergan Funding SCS, 3.45%, 3/15/22	99,145
200,000	Amgen, Inc., 2.65%, 5/11/22	195,144
250,000	Baxalta, Inc., 2.88%, 6/23/20	248,242
250,000	Becton Dickinson and Co., 2.89%, 6/6/22	242,565
125,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 1.030%), 3.06%, 6/6/22(a)	125,386
150,000	Cardinal Health, Inc., 2.62%, 6/15/22	145,005
200,000	Celgene Corp., 2.88%, 2/19/21	198,583
250,000	CVS Health Corp., 3.35%, 3/9/21	251,361
100,000	Kraft Heinz Foods Co., 2.80%, 7/2/20	99,308
150,000	Kraft Heinz Foods Co., 5.38%, 2/10/20	156,139
250,000	Molson Coors Brewing Co., 2.10%, 7/15/21	239,885
250,000	Mylan NV, 3.00%, 12/15/18	249,996
100,000	Mylan NV, 3.15%, 6/15/21	98,605
250,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	241,381
250,000	Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	249,497

10

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2018

Principal Amount		Value

$135,000	Tyson Foods, Inc., (LIBOR USD 3-Month + 0.550%), 2.57%, 6/2/20(a)	$135,294
200,000	Tyson Foods, Inc., 2.65%, 8/15/19	198,868

		3,273,888

Energy — 7.15%
200,000	Anadarko Petroleum Corp., 8.70%, 3/15/19	210,426
200,000	Enbridge Energy Partners LP, 4.20%, 9/15/21	203,454
200,000	Enterprise Products Operating LLC, 2.80%, 2/15/21	197,819
100,000	Enterprise Products Operating LLC, 2.85%, 4/15/21	98,836
200,000	EOG Resources, Inc., 4.40%, 6/1/20	205,494
200,000	Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	212,465
110,000	Magellan Midstream Partners LP, 4.25%, 2/1/21	112,407
200,000	ONEOK, Inc., 4.25%, 2/1/22	204,440
200,000	Spectra Energy Partners LP, 4.60%, 6/15/21	206,352
200,000	Williams Partners LP, 5.25%, 3/15/20	207,241

		1,858,934

Financial — 24.06%
275,000	Ally Financial, Inc., 3.50%, 1/27/19	275,344
300,000	American Tower Corp., REIT, 3.30%, 2/15/21	299,930
250,000	Australia & New Zealand Banking Group Ltd., (LIBOR USD 3-Month + 0.710%), 2.59%, 5/19/22(a),(b)	251,834
150,000	Bank of America Corp., MTN, 2.15%, 11/9/20	147,042
300,000	Bank of America Corp., (LIBOR USD 3-Month + 0.630%), MTN, 2.33%, 10/1/21(a)	293,365
250,000	Bank of Nova Scotia (The), (LIBOR USD 3-Month + 0.620%), 2.80%, 9/19/22(a)	250,450
250,000	Barclays Plc, 2.75%, 11/8/19	247,985
200,000	BNP Paribas SA, MTN, 2.95%, 5/23/22(b)	196,036
150,000	Citigroup, Inc., 2.65%, 10/26/20	148,208
200,000	Citigroup, Inc., 2.70%, 3/30/21	197,147
150,000	Citigroup, Inc., (LIBOR USD 3-Month + 1.190%), 2.97%, 8/2/21(a)	152,677
300,000	Cooperatieve Rabobank UA, (LIBOR USD 3-Month + 0.480%), 2.19%, 1/10/23(a)	299,448
250,000	Cooperatieve Rabobank UA, 3.95%, 11/9/22	252,625
200,000	Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20	198,887
250,000	Goldman Sachs Group, Inc. (The), 2.88%, 2/25/21	247,443
150,000	Goldman Sachs Group, Inc. (The), GMTN, 5.38%, 3/15/20	156,405
250,000	HSBC Holdings Plc, (LIBOR USD 3-Month + 1.660%), 3.60%, 5/25/21(a)	258,493
200,000	ING Groep NV, 3.15%, 3/29/22	197,292
400,000	JPMorgan Chase & Co., MTN, 2.30%, 8/15/21	388,915
200,000	Morgan Stanley, (LIBOR USD 3-Month + 0.930%), MTN, 2.67%, 7/22/22(a)	200,758
250,000	Morgan Stanley, MTN, 2.75%, 5/19/22	243,805
250,000	National Australia Bank Ltd., (LIBOR USD 3-Month + 0.890%), 2.60%, 1/10/22(a),(b)	253,472

11

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2018

Principal Amount		Value

$100,000	Regions Financial Corp., 2.75%, 8/14/22	$97,166
250,000	Santander UK Group Holdings Plc, 2.88%, 10/16/20	247,644
250,000	Svenska Handelsbanken AB, (LIBOR USD 3-Month + 1.150%), MTN, 3.46%, 3/30/21(a)	255,966
250,000	Westpac Banking Corp., 2.65%, 1/25/21	247,177
250,000	Westpac Banking Corp., (LIBOR USD 3-Month + 0.710%), 3.00%, 6/28/22(a)	251,921

		6,257,435

Industrial — 1.91%
100,000	Caterpillar Financial Services Corp., (LIBOR USD 3-Month + 0.590%), MTN, 2.62%, 6/6/22(a)	100,705
200,000	General Electric Co., (LIBOR USD 3-Month + 1.000%), 3.12%, 3/15/23(a)	199,611
100,000	Rockwell Collins, Inc., 2.80%, 3/15/22	97,485
100,000	Roper Technologies, Inc., 2.80%, 12/15/21	98,370

		496,171

Technology — 3.18%
225,000	Dell International LLC / EMC Corp., 3.48%, 6/1/19(b)	226,018
100,000	Dell International LLC / EMC Corp., 4.42%, 6/15/21(b)	102,577
200,000	DXC Technology Co., 2.88%, 3/27/20	198,886
200,000	Hewlett Packard Enterprise Co., 3.60%, 10/15/20	201,850
100,000	LAM Research Corp., 2.80%, 6/15/21	98,681

		828,012

Utilities — 4.44%
250,000	Exelon Corp., 2.45%, 4/15/21	244,337
150,000	Mississippi Power Co., (LIBOR USD 3-Month + 0.650%), 2.94%, 3/27/20(a)	150,052
255,000	Puget Energy, Inc., 6.50%, 12/15/20	275,058
250,000	Sempra Energy, 2.90%, 2/1/23	244,559
250,000	Southern Co. (The), 2.35%, 7/1/21	242,261

		1,156,267

Total Corporate Bonds		17,840,777

(Cost $18,081,669)
Asset Backed Securities — 25.96%
205,000	Ally Auto Receivables Trust, Series 2016-3, Class C, 2.32%, 10/15/21	203,294
117,828	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class C, 2.18%, 6/8/20	117,661
250,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.58%, 9/8/20	249,956
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.47%, 11/9/20	149,964
175,000	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40%, 1/8/21	174,377

12

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2018

Principal Amount		Value

$150,000	AmeriCredit Automobile Receivables Trust, Series 2016-1, Class D, 3.59%, 2/8/22	$151,375
275,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class B, 2.21%, 5/10/21	273,461
225,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.30%, 2/18/22	221,824
75,000	CarMax Auto Owner Trust, Series 2014-2, Class D, 2.58%, 11/16/20	74,992
170,000	CarMax Auto Owner Trust, Series 2014-4, Class B, 2.20%, 9/15/20	169,458
250,000	CarMax Auto Owner Trust, Series 2015-4, Class B, 2.16%, 8/16/21	247,356
300,000	CarMax Auto Owner Trust, Series 2015-4, Class D, 3.00%, 5/16/22	298,952
250,000	CarMax Auto Owner Trust, Series 2016-2, Class C, 2.56%, 2/15/22	248,032
190,000	CNH Equipment Trust, Series 2015-C, Class B, 2.40%, 2/15/23	188,691
165,000	CNH Equipment Trust, Series 2016-B, Class B, 2.20%, 10/15/23	162,649
8,352	Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB2, Class M1, (LIBOR USD 1-Month + 0.660%), 2.53%, 4/25/36(a)	8,364
250,000	Drive Auto Receivables Trust, Series 2016-CA, Class D, 4.18%, 3/15/24(b)	254,096
225,000	Drive Auto Receivables Trust, Series 2017-3, Class B, 2.30%, 5/17/21	224,000
250,000	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98%, 1/18/22(b)	250,081
250,000	Drive Auto Receivables Trust, Series 2017-AA, Class D, 4.16%, 5/15/24(b)	254,091
285,000	Drive Auto Receivables Trust, Series 2017-BA, Class D, 3.72%, 10/17/22(b)	287,226
285,000	Ford Credit Auto Owner Trust, Series 2014-1, Class B, 2.41%, 11/15/25(b)	283,573
90,000	Ford Credit Auto Owner Trust, Series 2016-A, Class B, 1.94%, 7/15/21	89,003
170,000	GM Financial Automobile Leasing Trust, Series 2015-3, Class C, 2.98%, 11/20/19	170,225
125,000	GM Financial Automobile Leasing Trust, Series 2016-3, Class B, 1.97%, 5/20/20	123,832
31,604	RASC Series Trust, Series 2005-KS9, Class M2, (LIBOR USD 1-Month + 0.430%), 2.30%, 10/25/35(a)	31,618
22,198	Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33%, 11/15/19	22,196
10,735	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13%, 8/17/20	10,734
200,000	Santander Drive Auto Receivables Trust, Series 2015-1, Class D, 3.24%, 4/15/21	200,953
250,000	Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97%, 3/15/21	250,436
100,000	Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74%, 12/15/21	100,092

13

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2018

Principal Amount		Value

$250,000	Santander Drive Auto Receivables Trust, Series 2015-5, Class D, 3.65%, 12/15/21	$252,351
81,784	Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47%, 12/15/20	81,755
235,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class D, 3.39%, 4/15/22	236,462
150,000	Santander Drive Auto Receivables Trust, Series 2016-3, Class B, 1.89%, 6/15/21	149,257
200,000	Tesla Auto Lease Trust, Series 2018-A, Class C, 2.97%, 4/20/20(b)	199,462
350,000	World Omni Auto Receivables Trust, Series 2016-B, Class B, 1.73%, 7/15/23	340,599

Total Asset Backed Securities		6,752,448

(Cost $6,799,635)

U.S. Government Agency Backed Mortgages — 3.22%
Fannie Mae — 0.12%
5,230	Series 2001-70, Class OF, (LIBOR USD 1-Month + 0.950%), 2.82%, 10/25/31(a)	5,339
6,133	Series 2005-68, Class BC, 5.25%, 6/1/35	6,252
3,813	Series 2009-87, Class FX, (LIBOR USD 1-Month + 0.750%), 2.62%, 11/25/39(a)	3,865
17,137	Series 2012-3, Class EA, 3.50%, 10/1/29	17,265

		32,721

Freddie Mac — 3.10%
200,000	Series 2010-K7, Class B, 5.50%, 4/1/20(b),(c)	208,483
255,000	Series 2011-K13, Class B, 4.61%, 1/1/48(b),(c)	263,225
280,000	Series 2012-K709, Class B, 3.74%, 4/1/45(b),(c)	281,761
3,821	Series 2448, Class FT, (LIBOR USD 1-Month + 1.000%), 2.78%, 3/15/32(a)	3,907
3,917	Series 2488, Class FQ, (LIBOR USD 1-Month + 1.000%), 2.78%, 3/15/32(a)	3,994
24,137	Series 2627, Class MW, 5.00%, 6/1/23	25,111
292	Series 3725, Class A, 3.50%, 9/1/24	292
2,906	Series 3770, Class FP, (LIBOR USD 1-Month + 0.500%), 2.28%, 11/15/40(a)	2,919
16,503	Series 4027, Class GD, 2.00%, 10/1/25	16,362

		806,054

Total U.S. Government Agency Backed Mortgages		838,775

(Cost $852,189)

Municipal Bonds — 0.98%
Connecticut — 0.52%
135,000	City of Bridgeport CT GO, Series D, 2.84%, 7/1/19	134,752

14

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2018

Principal Amount		Value

Minnesota — 0.46%
$120,000	Duluth Independent School District No 709 GO, Series A, 3.00%, 2/1/20	$119,654

Total Municipal Bonds		254,406

(Cost $256,066)

Collateralized Mortgage Obligations — 0.17%
44,345	JP Morgan Resecuritization Trust Series, Series 2014-1, Class 9A3, (LIBOR USD 1-Month + 0.290%), 1.91%, 12/26/35(a),(b)	43,716

Total Collateralized Mortgage Obligations		43,716

(Cost $43,535)

Shares
Investment Company — 0.52%
134,403	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	134,403

Total Investment Company		134,403

(Cost $134,403)

Total Investments		$25,864,525
(Cost $26,167,497)(e) — 99.45%

Other assets in excess of liabilities — 0.55%		143,531

NET ASSETS — 100.00%		$26,008,056

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2018.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Affiliated investment.

(e)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

15

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2018

Financial futures contracts as of March 31, 2018:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
Two Year U.S. Treasury Note	14	June 2018	$1,710	USD	$2,974,821	Barclays Plc
Total			$1,710

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
Five Year U.S. Treasury Note	13	June 2018	$(7,171)	USD	$1,480,743	Barclays Plc
Total			$(7,171)

Abbreviations used are defined below:

GMTN - Global Medium Term Note

GO - General Obligations

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

REIT - Real Estate Investment Trust

USD - United States Dollar

See Notes to the Financial Statements.

16

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund

March 31, 2018

Principal Amount		Value

Corporate Bonds — 66.41%
Basic Materials — 1.49%
$123,000	LyondellBasell Industries NV, 5.00%, 4/15/19	$124,863
230,000	Sherwin-Williams Co. (The), 2.25%, 5/15/20	226,183

		351,046

Communications — 3.74%
100,000	AT&T, Inc., (LIBOR USD 3-Month + 0.950%), 2.67%, 7/15/21(a)	101,058
275,000	AT&T, Inc., (LIBOR USD 3-Month + 0.890%), 2.72%, 2/14/23(a)	278,816
100,000	AT&T, Inc., 5.20%, 3/15/20	103,898
250,000	Discovery Communications LLC, 2.20%, 9/20/19	247,443
150,000	Verizon Communications, Inc., (LIBOR USD 3-Month + 0.550%), 2.45%, 5/22/20(a)	150,643

		881,858

Consumer, Cyclical — 9.10%
50,000	American Honda Finance Corp., (LIBOR USD 3-Month + 0.610%), MTN, 2.67%, 9/9/21(a)	50,393
225,000	Delta Air Lines, Inc., 2.88%, 3/13/20	223,534
200,000	Ford Motor Credit Co. LLC, 2.02%, 5/3/19	197,863
300,000	Ford Motor Credit Co. LLC, 2.34%, 11/2/20	292,114
200,000	General Motors Financial Co., Inc., 2.40%, 5/9/19	198,992
250,000	General Motors Financial Co., Inc., 3.10%, 1/15/19	250,269
250,000	Hyundai Capital America, MTN, 2.50%, 3/18/19(b)	248,468
170,000	Newell Brands, Inc., 2.60%, 3/29/19	169,230
250,000	Nissan Motor Acceptance Corp., (LIBOR USD 3-Month + 0.690%), MTN, 2.98%, 9/28/22(a),(b)	250,253
65,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	64,028
200,000	Walgreens Boots Alliance, Inc., 2.70%, 11/18/19	199,027

		2,144,171

Consumer, Non-cyclical — 11.10%
200,000	Allergan Funding SCS, 3.00%, 3/12/20	198,969
120,000	Amgen, Inc., 2.20%, 5/11/20	118,307
100,000	Anthem, Inc., 2.50%, 11/21/20	98,305
200,000	Becton Dickinson and Co., 2.68%, 12/15/19	198,844
100,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 0.875%), 2.94%, 12/29/20(a)	100,106
125,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 1.030%), 3.06%, 6/6/22(a)	125,386
175,000	Cardinal Health, Inc., 1.95%, 6/14/19	173,102
150,000	Celgene Corp., 2.88%, 2/19/21	148,937
150,000	Church & Dwight Co., Inc., (LIBOR USD 3-Month + 0.150%), 1.90%, 1/25/19(a)	150,000
250,000	CVS Health Corp., 2.80%, 7/20/20	248,216
250,000	CVS Health Corp., 3.35%, 3/9/21	251,361
150,000	Kraft Heinz Foods Co., 5.38%, 2/10/20	156,139
150,000	McKesson Corp., 2.28%, 3/15/19	149,193
75,000	Mylan NV, 3.00%, 12/15/18	74,999

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2018

Principal Amount		Value

$225,000	Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	$221,286
200,000	Tyson Foods, Inc., (LIBOR USD 3-Month + 0.550%), 2.57%, 6/2/20(a)	200,436

		2,613,586

Energy — 5.96%
25,000	Anadarko Petroleum Corp., 6.95%, 6/15/19	26,146
150,000	ConocoPhillips Co., (LIBOR USD 3-Month + 0.900%), 2.74%, 5/15/22(a)	152,863
175,000	Enterprise Products Operating LLC, 2.80%, 2/15/21	173,091
150,000	Enterprise Products Operating LLC, 6.50%, 1/31/19	154,329
223,000	EOG Resources, Inc., 4.40%, 6/1/20	229,126
200,000	Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	212,465
200,000	Marathon Oil Corp., 2.70%, 6/1/20	197,041
250,000	Williams Partners LP, 5.25%, 3/15/20	259,052

		1,404,113

Financial — 24.97%
100,000	Ally Financial, Inc., 3.50%, 1/27/19	100,125
200,000	Ally Financial, Inc., 4.75%, 9/10/18	201,540
227,000	American Tower Corp., REIT, 3.40%, 2/15/19	227,810
250,000	Australia & New Zealand Banking Group Ltd., (LIBOR USD 3-Month + 0.710%), 2.59%, 5/19/22(a),(b)	251,834
200,000	Bank of America Corp., (LIBOR USD 3-Month + 0.660%), GMTN, 2.40%, 7/21/21(a)	200,643
100,000	Bank of Montreal, (LIBOR USD 3-Month + 0.790%), MTN, 2.75%, 8/27/21(a)	100,935
150,000	Bank of Nova Scotia (The), 2.50%, 1/8/21	147,755
250,000	Bank of Nova Scotia (The), (LIBOR USD 3-Month + 0.620%), 2.80%, 9/19/22(a)	250,450
200,000	Barclays Plc, 2.75%, 11/8/19	198,388
250,000	Citibank NA, (LIBOR USD 3-Month + 0.500%), 2.57%, 6/12/20(a)	251,360
100,000	Citigroup, Inc., (LIBOR USD 3-Month + 1.070%), 3.12%, 12/8/21(a)	101,403
250,000	Cooperatieve Rabobank UA, (LIBOR USD 3-Month + 0.480%), 2.19%, 1/10/23(a)	249,540
250,000	Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20	248,608
100,000	Goldman Sachs Group, Inc. (The), 2.55%, 10/23/19	99,457
150,000	Goldman Sachs Group, Inc. (The), (LIBOR USD 3-Month + 0.750%), 2.56%, 2/23/23(a)	149,415
200,000	HSBC Holdings Plc, (LIBOR USD 3-Month + 1.660%), 3.60%, 5/25/21(a)	206,795
250,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.550%), 2.61%, 3/9/21(a)	250,622
73,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.680%), 2.69%, 6/1/21(a)	73,401
200,000	JPMorgan Chase & Co., 4.95%, 3/25/20	207,594
50,000	Metropolitan Life Global Funding I, 2.05%, 6/12/20(b)	49,054

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2018

Principal Amount		Value

$ 75,000	Morgan Stanley, (LIBOR USD 3-Month + 0.550%), GMTN, 2.29%, 2/10/21(a)	$75,041
25,000	Morgan Stanley, GMTN, 2.45%, 2/1/19	24,949
200,000	Morgan Stanley, (LIBOR USD 3-Month + 0.930%), MTN, 2.67%, 7/22/22(a)	200,758
150,000	Morgan Stanley, GMTN, 5.50%, 7/24/20	157,561
250,000	National Australia Bank Ltd., (LIBOR USD 3-Month + 0.890%), 2.60%, 1/10/22(a),(b)	253,472
200,000	Santander UK Group Holdings Plc, 2.88%, 10/16/20	198,115
200,000	Swedbank AB, (LIBOR USD 3-Month + 0.700%), 2.81%, 3/14/22(a),(b)	202,153
200,000	Toronto-Dominion Bank (The), (LIBOR USD 3-Month + 1.000%), MTN, 2.70%, 4/7/21(a)	203,677
250,000	Wells Fargo & Co., (LIBOR USD 3-Month + 0.930%), 2.74%, 2/11/22(a)	251,565
250,000	Wells Fargo Bank NA, 2.60%, 1/15/21	246,512
250,000	Westpac Banking Corp., (LIBOR USD 3-Month + 0.570%), 2.11%, 1/11/23(a)	249,135
250,000	Westpac Banking Corp., (LIBOR USD 3-Month + 0.710%), 3.00%, 6/28/22(a)	251,921

		5,881,588

Industrial — 5.21%
250,000	Caterpillar Financial Services Corp., (LIBOR USD 3-Month + 0.590%), MTN, 2.62%, 6/6/22(a)	251,761
200,000	General Electric Co., (LIBOR USD 3-Month + 1.000%), 3.12%, 3/15/23(a)	199,611
200,000	Ingersoll-Rand Global Holding Co. Ltd., 2.90%, 2/21/21	199,495
250,000	John Deere Capital Corp., (LIBOR USD 3-Month + 0.480%), MTN, 2.53%, 9/8/22(a)	250,804
125,000	Northrop Grumman Corp., 2.08%, 10/15/20	122,319
205,000	Packaging Corp. of America, 2.45%, 12/15/20	201,761

		1,225,751

Technology — 2.69%
225,000	Dell International LLC / EMC Corp., 3.48%, 6/1/19(b)	226,018
200,000	DXC Technology Co., 2.88%, 3/27/20	198,886
200,000	Hewlett Packard Enterprise Co., 3.60%, 10/15/20	201,850
7,000	Oracle Corp., (LIBOR USD 3-Month + 0.580%), 2.30%, 1/15/19(a)	7,025

		633,779

Utilities — 2.15%
200,000	Exelon Generation Co. LLC, 5.20%, 10/1/19	206,114

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2018

Principal Amount		Value

$150,000	Mississippi Power Co., (LIBOR USD 3-Month + 0.650%), 2.94%, 3/27/20(a)	$150,052
150,000	Sempra Energy, (LIBOR USD 3-Month + 0.500%), 2.21%, 1/15/21(a)	150,110

		506,276

Total Corporate Bonds		15,642,168

(Cost $15,724,221)

Asset Backed Securities — 22.56%
60,000	Ally Auto Receivables Trust, Series 2014-2, Class D, 2.99%, 6/15/21	60,104
175,000	Ally Auto Receivables Trust, Series 2014-3, Class C, 2.14%, 7/15/20	174,525
185,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class E, 3.37%, 11/8/21(b)	185,745
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.47%, 11/9/20	149,964
210,000	AmeriCredit Automobile Receivables Trust, Series 2015-1, Class C, 2.51%, 1/8/21	209,956
230,000	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40%, 1/8/21	229,181
199,000	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class D, 3.00%, 6/8/21	198,980
305,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.73%, 3/8/21	305,217
175,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.30%, 2/18/22	172,530
145,000	CarMax Auto Owner Trust, Series 2014-4, Class B, 2.20%, 9/15/20	144,538
190,000	CarMax Auto Owner Trust, Series 2016-2, Class C, 2.56%, 2/15/22	188,504
8,277	Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB2, Class M1, (LIBOR USD 1-Month + 0.660%), 2.53%, 4/25/36(a)	8,288
225,000	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.19%, 7/15/22(b)	225,571
250,000	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98%, 1/18/22(b)	250,081
235,000	Drive Auto Receivables Trust, Series 2017-BA, Class D, 3.72%, 10/17/22(b)	236,836
215,000	Ford Credit Auto Owner Trust, Series 2014-1, Class B, 2.41%, 11/15/25(b)	213,923
150,000	GM Financial Automobile Leasing Trust, Series 2015-3, Class B, 2.32%, 11/20/19	149,755
180,000	GM Financial Automobile Leasing Trust, Series 2015-3, Class C, 2.98%, 11/20/19	180,238
150,000	GM Financial Automobile Leasing Trust, Series 2016-3, Class B, 1.97%, 5/20/20	148,598

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2018

Principal Amount		Value

$ 45,493	RASC Series Trust, Series 2005-KS9, Class M2, (LIBOR USD 1-Month + 0.430%), 2.30%, 10/25/35(a)	$45,513
60,000	Santander Drive Auto Receivables Trust, Series 2014-2, Class D, 2.76%, 2/18/20	60,047
10,735	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13%, 8/17/20	10,734
221,000	Santander Drive Auto Receivables Trust, Series 2015-1, Class D, 3.24%, 4/15/21	222,053
100,000	Santander Drive Auto Receivables Trust, Series 2015-2, Class D, 3.02%, 4/15/21	100,304
231,000	Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97%, 3/15/21	231,403
250,000	Santander Drive Auto Receivables Trust, Series 2015-5, Class D, 3.65%, 12/15/21	252,351
118,587	Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47%, 12/15/20	118,545
150,000	Santander Drive Auto Receivables Trust, Series 2016-3, Class B, 1.89%, 6/15/21	149,257
347,000	Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.10%, 6/15/21	345,402
200,000	Tesla Auto Lease Trust, Series 2018-A, Class C, 2.97%, 4/20/20(b)	199,462
150,000	World Omni Auto Receivables Trust, Series 2016-B, Class B, 1.73%, 7/15/23	145,971

Total Asset Backed Securities		5,313,576

(Cost $5,342,988)

U.S. Government Agency Backed Mortgages — 5.01%
Fannie Mae — 0.84%
4,973	Pool #725098, 5.50%, 12/1/18	5,002
4,243	Pool #739413, 5.00%, 10/1/18	4,265
43,796	Pool #888467, 6.00%, 6/1/22	45,799
46,013	Pool #AL0202, 4.00%, 4/1/21	47,339
4,975	Series 2003-120, Class BL, 3.50%, 12/1/18	4,978
16,706	Series 2003-55, Class CD, 5.00%, 6/1/23	17,373
3,068	Series 2004-3, Class BE, 4.00%, 2/1/19	3,072
3,880	Series 2011-23, Class AB, 2.75%, 6/1/20	3,881
65,291	Series 2012-1, Class GB, 2.00%, 2/1/22	64,606

		196,315

Freddie Mac — 4.17%
200,000	Series 2010-K7, Class B, 5.50%, 4/1/20(b),(c)	208,483
250,000	Series 2011-K10, Class B, 4.62%, 11/1/49(b),(c)	257,419
195,000	Series 2011-K11, Class B, 4.42%, 12/1/48(b),(c)	199,904
220,000	Series 2012-K709, Class B, 3.74%, 4/1/45(b),(c)	221,383
1,999	Series 2649, Class QH, 4.50%, 7/1/18	1,999
2,707	Series 2675, Class CK, 4.00%, 9/1/18	2,713
4,349	Series 2761, Class CB, 4.00%, 3/1/19	4,365
24,442	Series 3710, Class AB, 2.00%, 8/1/20	24,347

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2018

Principal Amount		Value

$ 41,127	Series 3726, Class BA, 2.00%, 8/1/20	$40,857
21,813	Series 3852, Class EA, 4.50%, 12/1/21	22,146

		983,616

Total U.S. Government Agency Backed Mortgages		1,179,931

(Cost $1,189,656)

Municipal Bonds — 1.02%
Connecticut — 0.51%
120,000	City of Bridgeport CT GO, Series D, 2.84%, 7/1/19	119,779

Minnesota — 0.51%
120,000	Duluth Independent School District No 709 GO, Series B, 3.00%, 2/1/20	119,655

Total Municipal Bonds		239,434

(Cost $241,066)

U.S. Treasury Obligations — 0.42%
U.S. Treasury Notes — 0.42%
100,000	1.00%, 3/15/19	98,937

Total U.S. Treasury Obligations		98,937

(Cost $99,027)

Collateralized Mortgage Obligations — 0.18%
44,345	JP Morgan Resecuritization Trust Series, Series 2014-1, Class 9A3, (LIBOR USD 1-Month + 0.290%), 1.91%, 12/26/35(a),(b)	43,716

Total Collateralized Mortgage Obligations		43,716

(Cost $43,535)

Shares
Investment Company — 1.28%
301,590	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	301,590

Total Investment Company		301,590

(Cost $301,590)

Total Investments		$22,819,352
(Cost $22,942,083)(e) — 96.88%

Other assets in excess of liabilities — 3.12%		734,891

NET ASSETS — 100.00%		$23,554,243

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2018

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2018.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Affiliated investment.

(e)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of March 31, 2018:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
Two Year U.S. Treasury Note	14	June 2018	$(984)	USD	$2,975,507	Barclays Plc
Total			$(984)

Abbreviations used are defined below:

GMTN - Global Medium Term Note

GO - General Obligations

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

REIT - Real Estate Investment Trust

USD - United States Dollar

See Notes to the Financial Statements.

23

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2018

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund

Assets:
Investments in securities, at value:
Unaffiliated investments (cost $26,033,094 and $22,640,493, respectively)	$25,730,122	$22,517,762
Affiliated investments (cost $134,403 and $301,590, respectively)	134,403	301,590
Cash	4,576	92
Cash at broker for financial future contracts	35,088	55,677
Interest and dividend receivable	128,772	96,809
Receivable from advisor	10,992	25,103
Receivable for capital shares issued	—	595,000
Unrealized appreciation on futures contracts	1,710	—
Prepaid expenses and other assets	22,912	25,633

Total Assets	26,068,575	23,617,666

Liabilities:
Payable for capital shares redeemed	552	7,499
Unrealized depreciation on futures contracts	7,171	984
Accrued expenses and other payables:
Accounting fees	6,419	6,353
Audit fees	37,980	37,980
Trustees’ fees	14	11
Custodian fees	501	497
Shareholder reports	4,543	4,006
Transfer agent fees	1,990	2,801
Other	1,349	3,292

Total Liabilities	60,519	63,423

Net Assets	$26,008,056	$23,554,243

Net Assets Consists of:
Capital	$26,371,660	$23,809,604
Undistributed net investment income	25,729	0
Accumulated net realized losses from investment transactions and futures contracts	(80,900)	(131,646)
Net unrealized depreciation on investments and futures contracts	(308,433)	(123,715)

Net Assets	$26,008,056	$23,554,243

24

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2018

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Net Assets
Class A	$526,116	$1,977,676
Class I	25,481,940	21,576,567

Total	$26,008,056	$23,554,243

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	53,422	200,938
Class I	2,588,521	2,195,761

Total	2,641,943	2,396,699

Net Asset Values and Redemption Prices Per Share:
Class A	$9.85	$9.84

Class I	$9.84	$9.83

See Notes to the Financial Statements.

25

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended March 31, 2018

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Investment Income:
Interest income	$546,259	$412,464
Dividend income - affiliated	3,749	4,198

Total Investment Income	550,008	416,662

Expenses:
Investment advisory fees	67,428	45,621
Distribution fees–Class A	589	976
Accounting fees	44,437	43,738
Audit fees	36,980	36,980
Custodian fees	2,621	2,833
Insurance fees	4,039	4,039
Legal fees	2,749	2,253
Registrations and filing fees	35,985	37,032
Shareholder reports	11,873	12,079
Transfer agent fees–Class A	3,801	3,638
Transfer agent fees–Class I	5,198	10,653
Trustees’ fees and expenses	1,831	1,580
Tax expense	3,860	3,860
Other fees	4,282	4,836

Total expenses before fee waiver/reimbursement	225,673	210,118
Expenses waived/reimbursed by:
Advisor	(146,397)	(153,957)

Net expenses	79,276	56,161

Net Investment Income	470,732	360,501

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	31,509	13,097
Futures contracts	(10,996)	22,923

Net realized gains	20,513	36,020

Net change in unrealized appreciation/ (depreciation) on:
Investments	(358,068)	(162,509)
Futures contracts	1,703	(796)

Net unrealized losses	(356,365)	(163,305)

Change in net assets resulting from operations	$134,880	$233,216

See Notes to the Financial Statements.

26

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Short Duration Fixed Income Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
From Investment Activities
Operations:
Net investment income	$470,732	$304,247
Net realized gains from investments and futures contracts	20,513	38,891
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(356,365)	35,986

Change in net assets resulting from operations	134,880	379,124

Distributions to Class A Shareholders:
From net investment income	(11,711)	(20,031)

Distributions to Class I Shareholders:
From net investment income	(460,660)	(290,608)

Change in net assets resulting from shareholder distributions	(472,371)	(310,639)

Capital Transactions:
Proceeds from shares issued	10,742,585	7,425,479
Distributions reinvested	473,759	307,941
Cost of shares redeemed	(3,902,828)	(3,000,632)

Change in net assets resulting from capital transactions	7,313,516	4,732,788

Net increase in net assets	6,976,025	4,801,273

Net Assets:
Beginning of year	19,032,031	14,230,758

End of year	$26,008,056	$19,032,031

Undistributed net investment income	$25,729	$25,740

Share Transactions:
Issued	1,077,703	744,665
Reinvested	47,627	30,866
Redeemed	(392,493)	(300,867)

Change in shares resulting from capital transactions	732,837	474,664

See Notes to the Financial Statements.

27

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
From Investment Activities
Operations:
Net investment income	$360,501	$235,978
Net realized gains from investments and futures contracts	36,020	20,833
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(163,305)	40,998

Change in net assets resulting from operations	233,216	297,809

Distributions to Class A Shareholders:
From net investment income	(18,140)	(34,635)

Distributions to Class I Shareholders:
From net investment income	(348,417)	(224,396)

Change in net assets resulting from shareholder distributions	(366,557)	(259,031)

Capital Transactions:
Proceeds from shares issued	17,017,207	3,700,065
Distributions reinvested	367,105	258,897
Cost of shares redeemed	(8,374,669)	(7,196,923)

Change in net assets resulting from capital transactions	9,009,643	(3,237,961)

Net increase/(decrease) in net assets	8,876,302	(3,199,183)

Net Assets:
Beginning of year	14,677,941	17,877,124

End of year	$23,554,243	$14,677,941

Distributions in excess of net investment income	$—	$(1)

Share Transactions:
Issued	1,722,286	374,203
Reinvested	37,162	26,171
Redeemed	(847,556)	(727,480)

Change in shares resulting from capital transactions	911,892	(327,106)

See Notes to the Financial Statements.

28

FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/18	$9.97	0.20	(0.12)	0.08	(0.20)	—	—	(0.20)	$9.85
Year Ended 3/31/17	9.92	0.17	0.05	0.22	(0.17)	—	—	(0.17)	9.97
Year Ended 3/31/16	9.97	0.16	(0.04)	0.12	(0.17)	—	—	(0.17)	9.92
Year Ended 3/31/15	10.02	0.14	—(b)	0.14	(0.18)	(0.01)	—	(0.19)	9.97
Period Ended 3/31/14(c)	10.04	0.01	(0.02)	(0.01)	(0.01)	—	—	(0.01)	10.02
Class I
Year Ended 3/31/18	$9.97	0.21	(0.13)	0.08	(0.21)	—	—	(0.21)	$9.84
Year Ended 3/31/17	9.92	0.18	0.05	0.23	(0.18)	—	—	(0.18)	9.97
Year Ended 3/31/16	9.97	0.17	(0.04)	0.13	(0.18)	—	—	(0.18)	9.92
Year Ended 3/31/15	10.02	0.15	—(b)	0.15	(0.19)	(0.01)	—	(0.20)	9.97
Period Ended 3/31/14(c)	10.00	0.04	0.02	0.06	(0.04)	—	—	(0.04)	10.02

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from March 3, 2014 (commencement of operations) to March 31, 2014.

29

FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/18	0.78%	$526	0.45%	1.98%	1.71%	55%
Year Ended 3/31/17	2.23%	666	0.45%	1.69%	1.53%	37%
Year Ended 3/31/16	1.18%	1,305	0.45%	1.60%	1.70%	50%
Year Ended 3/31/15	1.42%	1,934	0.45%	1.45%	2.07%	57%
Period Ended 3/31/14(b)	(0.08)%(c)	10	0.45%(d)	1.33%(d)	43.21%(d)	46%
Class I
Year Ended 3/31/18	0.78%	$25,482	0.35%	2.10%	0.99%	55%
Year Ended 3/31/17	2.33%	18,366	0.35%	1.78%	1.12%	37%
Year Ended 3/31/16	1.28%	12,925	0.35%	1.70%	1.37%	50%
Year Ended 3/31/15	1.51%	12,344	0.35%	1.55%	1.68%	57%
Period Ended 3/31/14(b)	0.57%(c)	10,436	0.35%(d)	1.41%(d)	3.66%(d)	46%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from March 3, 2014 (commencement of operations) to March 31, 2014.

(c)	Not annualized.

(d)	Annualized.

See Notes to the Financial Statements.

30

FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/18	$ 9.90	0.18	(0.06)	0.12	(0.18)	(0.18)	$9.84
Year Ended 3/31/17	9.87	0.14	0.04	0.18	(0.15)	(0.15)	9.90
Year Ended 3/31/16	9.89	0.11	—	0.11	(0.13)	(0.13)	9.87
Year Ended 3/31/15	9.99	0.08	(0.02)	0.06	(0.16)	(0.16)	9.89
Period Ended 3/31/14(b)	9.98	—	0.02	0.02	(0.01)	(0.01)	9.99
Class I
Year Ended 3/31/18	$ 9.88	0.19	(0.05)	0.14	(0.19)	(0.19)	$9.83
Year Ended 3/31/17	9.87	0.15	0.02	0.17	(0.16)	(0.16)	9.88
Year Ended 3/31/16	9.89	0.12	—	0.12	(0.14)	(0.14)	9.87
Year Ended 3/31/15	9.98	0.10	(0.02)	0.08	(0.17)	(0.17)	9.89
Period Ended 3/31/14(c)	10.00	0.02	(0.01)	0.01	(0.03)	(0.03)	9.98

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from March 3, 2014 (commencement of operations) to March 31, 2014.

(c)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.

31

FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/18	1.21%	$ 1,978	0.39%(b)	1.83%	1.54%	68%
Year Ended 3/31/17	1.84%	667	0.40%	1.41%	1.30%	52%
Year Ended 3/31/16	1.16%	4,395	0.40%	1.09%	1.25%	41%
Year Ended 3/31/15	0.62%	608	0.40%	0.78%	3.04%	63%
Period Ended 3/31/14(c)	0.21%(d)	10	0.40%(e)	(0.08)%(e)	43.18%(e)	41%
Class I
Year Ended 3/31/18	1.42%	$21,577	0.29%(b)	1.89%	1.08%	68%
Year Ended 3/31/17	1.74%	14,011	0.30%	1.47%	1.14%	52%
Year Ended 3/31/16	1.24%	13,482	0.30%	1.22%	1.13%	41%
Year Ended 3/31/15	0.83%	13,922	0.30%	1.03%	1.65%	63%
Period Ended 3/31/14(c)	0.14%(d)	10,158	0.30%(e)	0.88%(e)	3.70%(e)	41%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	Beginning October 2, 2017, the net operating expenses were contractually limited to 0.38% and 0.28% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

(c)	For the period from March 3, 2014 (commencement of operations) to March 31, 2014.

(d)	Not annualized.

(e)	Annualized.

See Notes to the Financial Statements.

32

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”)

- RBC Ultra-Short Fixed Income Fund (“Ultra-Short Fixed Income Fund”)

The Funds offer Class A (formerly Class F) and Class I shares. Class A and Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a contingent deferred sales charge.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Security Valuation:

The Trust’s Board of Trustees (the ”Board“) has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or

33

NOTES TO FINANCIAL STATEMENTS

instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

34

NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short Duration Fixed Income Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$17,840,777	$—	$17,840,777
Asset Backed Securities	—	6,752,448	—	6,752,448
Municipal Bonds	—	254,406	—	254,406
U.S. Government Agency Backed Mortgages	—	838,775	—	838,775
Collateralized Mortgage Obligations	—	43,716	—	43,716
Investment Company	134,403	—	—	134,403
Other Financial Instruments*
Financial futures contracts	1,710	—	—	1,710

Total Assets	$136,113	$25,730,122	$—	$25,866,235

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(7,171)	$—	$—	$(7,171)

35

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Ultra-Short Fixed Income Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$15,642,168	$—	$15,642,168
Asset Backed Securities	—	5,313,576	—	5,313,576
Municipal Bonds	—	239,434	—	239,434
U.S. Government Agency Backed Mortgages	—	1,179,931	—	1,179,931
Collateralized Mortgage Obligations	—	43,716	—	43,716
U.S. Treasury Obligations	—	98,937	—	98,937
Investment Company	301,590	—	—	301,590

Total Assets	$301,590	$22,517,762	$—	$22,819,352

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(984)	$—	$—	$(984)

*Other financial instruments are futures contracts which are reflected in the Schedule of Portfolio Investments and are shown at the unrealized appreciation/(depreciation) on the contracts.

During the year ended March 31, 2018, the Funds held no investments categorized as Level 3 in the hierarchy.

During the year ended March 31, 2018, the Funds recognized no transfers to/from Level 1 or 2. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Financial Instruments:

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of March 31, 2018, the Funds do not have any outstanding TBA commitments.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

36

NOTES TO FINANCIAL STATEMENTS

Financial Futures Contracts:

The Funds entered into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Notes futures during the year ended March 31, 2018.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at March 31, 2018.

Fair Values of derivative instruments as of March 31, 2018 are as follows:

Fair Values of Derivative Financial Instrument as of March 31, 2018
Statement of Assets and Liabilities Location
Asset Derivatives
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized appreciation on futures contracts	$1,710	$—

Total	$1,710	$—

Liability Derivatives
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized depreciation on futures contracts	$7,171	$984

Total	$7,171	$984

37

NOTES TO FINANCIAL STATEMENTS

The effect of derivative instruments on the Statement of Operations during the year ended March 31, 2018 is as follows:

Derivative Instruments Categorized by Risk Exposure	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$(10,996)	$22,923

Total	$(10,996)	$22,923

Derivative Instruments Categorized by Risk Exposure	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Interest Rate Risk:
Financial futures contracts	$1,703	$(796)

Total	$1,703	$(796)

For the year ended March 31, 2018, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Futures long position (contracts)	14	—
Futures short position (contracts)	13	10

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in other Funds of the Trust (an “Affiliated Fund”). The Funds invest in U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

38

NOTES TO FINANCIAL STATEMENTS

	Value March 31, 2017	Purchases	Sales	Value March 31, 2018	Dividends
Investments in U.S. Government Money Market Fund—RBC Institutional Class 1
Short Duration Fixed Income Fund	$84,885	$17,238,036	$17,188,518	$134,403	$3,749
Ultra-Short Fixed Income Fund	624,927	29,353,564	29,676,901	301,590	4,198

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

The Funds pay out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These ”book/tax“ differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the year ended March 31, 2018, reclassifications for permanent differences were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Short Duration Fixed Income Fund	$—	$1,628	$(1,628)
Ultra-Short Fixed Income Fund	(12)	6,057	(6,045)

39

NOTES TO FINANCIAL STATEMENTS

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM (US) under which RBC GAM (US) manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Short Duration Fixed Income Fund	0.30%
Ultra-Short Fixed Income Fund*	0.23%

* Prior to October 2, 2017, the annual rate for Ultra-Short Fixed Income Fund for advisory fee was 0.25%.

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class F and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until July 31, 2018 for Short Duration Fixed Income Fund and July 31, 2019 for Ultra-Short Fixed Income Fund.

	Class A Annual Rate	Class I Annual Rate
Short Duration Fixed Income Fund	0.45%	0.35%
Ultra-Short Fixed Income Fund*	0.38%	0.28%

* Prior to October 2, 2017, the annual rate for Ultra-Short Fixed Income Fund under the expense limitation agreement was 0.40% for Class A, and 0.30% for Class I.

Each Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

The amounts subject to possible recoupment under the expense limitation agreement as of March 31, 2018 were:

	FYE 3/31/16	FYE 3/31/17	FYE 3/31/18	Total
Short Duration Fixed Income Fund	$136,348	$136,119	$145,794	$418,261
Ultra-Short Fixed Income Fund	142,691	136,853	153,278	432,822

RBC GAM (US) voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to RBC GAM (US) indirectly through its investment in an affiliated money market fund. These waivers are voluntary and not subject to recoupment. These amounts are included in expenses waived/reimbursed by Advisor in the Statements of Operations. For the year ended March 31, 2018, the amounts waived were as follows:

Fees Waived
Short Duration Fixed Income Fund	$613
Ultra-Short Fixed Income Fund	689

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (”BNY Mellon“) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) does not receive a fee for its role as co-administrator.

40

NOTES TO FINANCIAL STATEMENTS

BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $54,000 ($49,000 prior to October 1, 2017). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500, for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

On December 30, 2013, the Advisor invested $10 million in each Fund to provide each Fund with its initial investment assets, and on March 3, 2014, invested $10,000 in Class A of each Fund to provide the initial assets for that share class. The table below shows, as of March 31, 2018, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Short Duration Fixed Income Fund	$26,008,056	925,027	35.0%
Ultra-Short Fixed Income Fund	$23,554,243	1,073,076	44.8%

4. Fund Distribution:

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class A is 0.10%.

Plan fees are based on average daily net assets of Class A. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2018, there were no fees waived by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2018 were as follows:

	Purchases	Sales
Short Duration Fixed Income Fund	$19,279,156	$12,192,517
Ultra-Short Fixed Income Fund	21,091,796	12,723,472

41

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Short Duration Fixed Income Fund		Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$96	$1,605,000	$255,000
Distributions reinvested	11,743	19,934	18,254	34,635
Cost of shares redeemed	(144,285)	(664,036)	(302,427)	(4,031,549)

Change in Class A	$(132,542)	$(644,006)	$1,320,827	$(3,741,914)

Class I
Proceeds from shares issued	$10,742,585	$7,425,383	$15,412,207	$3,445,065
Distributions reinvested	462,016	288,007	348,851	224,262
Cost of shares redeemed	(3,758,543)	(2,336,596)	(8,072,242)	(3,165,374)

Change in Class I	$7,446,058	$5,376,794	$7,688,816	$503,953

Change in net assets resulting from capital transactions	$7,313,516	$4,732,788	$9,009,643	$(3,237,961)

SHARE TRANSACTIONS:
Class A
Issued	—	—	162,392	25,726
Reinvested	1,179	1,998	1,847	3,499
Redeemed	(14,522)	(66,762)	(30,674)	(407,227)

Change in Class A	(13,343)	(64,764)	133,565	(378,002)

Class I
Issued	1,077,703	744,665	1,559,894	348,477
Reinvested	46,448	28,868	35,315	22,672
Redeemed	(377,971)	(234,105)	(816,882)	(320,253)

Change in Class I	746,180	539,428	778,327	50,896

Change in shares resulting from capital transactions	732,837	474,664	911,892	(327,106)

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the years ended March 31, 2016, March 31, 2017 and March 31, 2018) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

42

NOTES TO FINANCIAL STATEMENTS

As of and during the year ended March 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2018, the Funds did not incur any interest or penalties.

As of March 31, 2018, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Short Duration Fixed Income Fund	$26,162,036	$13,411	$(316,383)	$(302,972)
Ultra-Short Fixed Income Fund	22,941,898	25,128	(148,658)	(123,530)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and mark to market on derivatives.

The tax character of distributions during the year ended March 31, 2018 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Short Duration Fixed Income Fund	$472,397	$472,397	$472,397
Ultra-Short Fixed Income Fund	366,568	366,568	366,568

The tax character of distributions during the year ended March 31, 2017 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Short Duration Fixed Income Fund	$310,613	$310,613	$310,613
Ultra-Short Fixed Income Fund	259,020	259,020	259,020

As of March 31, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Undistributed ordinary income	$25,729	$—
Undistributed long term gain	—	—

Accumulated earnings	25,729	—
Accumulated capital loss carryforwards	(86,361)	(131,831)
Unrealized depreciation	(302,972)	(123,530)

Total Accumulated Losses	$(363,604)	$(255,361)

During the year ended March 31, 2018, Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund utilized capital loss carryforwards in the amount of $20,588 and $29,559, respectively.

43

NOTES TO FINANCIAL STATEMENTS

As of March 31, 2018, Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund had a short-term capital loss carryforward of $48,290 and $76,692, respectively, and a long-term capital loss carryforward of $38,071 and $55,139 respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund did not have any deferred qualified late-year capital losses.

8. Significant Risks

Shareholder concentration risk:

As of March 31, 2018, the Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Non-Affiliated Omnibus Accounts	% of Fund
Short Duration Fixed Income Fund	1	62.1%
Ultra-Short Fixed Income Fund	4	54.9%

Significant transactions by these shareholders may impact the Funds’ performance.

9. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (two of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2018, the related statements of operations for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the two years in the period ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2018 and each of the financial highlights for each of the two years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the year ended March 31, 2016 and the financial highlights for each of the periods ended on or prior to March 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 24, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 25, 2018

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

45

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds report a portion of the income dividends distributed during the fiscal year ended March 31, 2018 as U.S. Government Income as follows:

U.S. Government Income
Short Duration Fixed Income Fund	0.00%
Ultra-Short Fixed Income Fund	0.19%

For the year ended March 31, 2018, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Short Duration Fixed Income Fund	100.00%
Ultra-Short Fixed Income Fund	100.00%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

46

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

47

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward (65)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); Chartered Financial Analyst (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (54)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

48

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (54)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Kathleen A. Hegna (51)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (49)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

49

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A and Class I shares.

Class A

Class A shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load). Class A shares currently include a 0.10% (10 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

50

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period* 10/1/17–3/31/18	Annualized Expense Ratio During Period 10/1/17–3/31/18
Short Duration Fixed Income Fund
	Class A	$1,000.00	$996.10	$2.23	0.45%
	Class I	1,000.00	995.60	1.73	0.35%
Ultra-Short Fixed Income Fund
	Class A	1,000.00	1,002.30	1.89	0.38%
	Class I	1,000.00	1,002.80	1.39	0.28%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 181/365 (to reflect one half-year period).

51

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period* 10/1/17-3/31/18	Annualized Expense Ratio During Period 10/1/17-3/31/18
Short Duration Fixed Income Fund
	Class A	$1,000.00	$1,022.56	$2.26	0.45%
	Class I	1,000.00	1,023.06	1.76	0.35%
Ultra-Short Fixed Income Fund
	Class A	1,000.00	1,022.91	1.91	0.38%
	Class I	1,000.00	1,023.41	1.40	0.28%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 181/365 (to reflect one half-year period).

52

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2018.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-FI AR 03-18

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $233,080 for 2018 and $184,000 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $23,160 for 2018 and $22,500 for 2017.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1) (A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c) Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), the registrant’s disclosures required by this Item are limited to any change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      RBC Funds Trust

By (Signature and Title)*        /s/ Kathleen A. Gorman

 Kathleen A. Gorman, President and Chief Executive Officer

 (principal executive officer)

Date                                May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Kathleen A. Gorman

 Kathleen A. Gorman, President and Chief Executive Officer

 (principal executive officer)

Date                                May 25, 2018

By (Signature and Title)*        /s/ Kathleen A. Hegna

 Kathleen A. Hegna, Treasurer and Chief Financial Officer

 (principal financial officer)

Date                                May 25, 2018

* Print the name and title of each signing officer under his or her signature.